UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07685

Frontegra Funds, Inc.
(Exact name of registrant as specified in charter)

400 Skokie Blvd.
Suite 500
Northbrook, Illinois 60062
(Address of principal executive offices) (Zip code)

William D. Forsyth III
400 Skokie Blvd., Suite 500
Northbrook, Illinois 60062
(Name and address of agent for service)

(847) 509-9860
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2009

Date of reporting period:  June 30, 2009

Item 1. Reports to Stockholders.

ANNUAL REPORT

Frontegra Columbus Core Plus Fund
Frontegra Columbus Core Fund
Frontegra IronBridge Small Cap Fund
Frontegra IronBridge SMID Fund
Frontegra New Star International Equity Fund
Frontegra Netols Small Cap Value Fund

Frontegra Asset Management, Inc.

June 30, 2009

TABLE OF CONTENTS

Shareholder Letter	1
Expense Example	2
Frontegra Columbus Core Plus Fund
Frontegra Columbus Core Fund
Report from Reams Asset Management Company, LLC	5
Investment Highlights	7
Schedule of Investments	8
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Investment Highlights	20
Schedule of Investments	21
Statement of Assets and Liabilities	26
Statement of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	29
Frontegra IronBridge Small Cap Fund
Frontegra IronBridge SMID Fund
Report from IronBridge Capital Management, L.P.	31
Investment Highlights	34
Schedule of Investments	35
Statement of Assets and Liabilities	39
Statement of Operations	40
Statements of Changes in Net Assets	41
Financial Highlights	42
Investment Highlights	43
Schedule of Investments	44
Statement of Assets and Liabilities	48
Statement of Operations	49
Statements of Changes in Net Assets	50
Financial Highlights	51

Frontegra New Star International Equity Fund
Report from New Star Institutional Managers Limited	53
Investment Highlights	55
Schedule of Investments	56
Portfolio Diversification	59
Statement of Assets and Liabilities	60
Statement of Operations	61
Statements of Changes in Net Assets	62
Financial Highlights	63
Frontegra Netols Small Cap Value Fund
Report from Netols Asset Management, Inc.	65
Investment Highlights	66
Schedule of Investments	67
Statement of Assets and Liabilities	70
Statement of Operations	71
Statements of Changes in Net Assets	72
Financial Highlights	73
Notes to Financial Statements	75
Report of Independent Registered Public Accounting Firm	85
Board of Directors’ Approval of Interim and New Subadvisory Agreements and Advisory Agreement	86
Additional Information
Directors and Officers	89
Foreign Tax Credit	92
Qualified Dividend Income/Dividends Received Deduction	92
Additional Information Applicable to Foreign Shareholders Only	93

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectus may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the Prospectus carefully.

Frontegra Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062.  Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc., the Funds’ investment adviser.

This page intentionally left blank.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontegra Funds over the past twelve months ending June 30, 2009.  This has been a particularly volatile period for both equity and bond markets.  The S&P 500 Index was down -26.21%, and small capitalization stocks were also down, with the Russell 2000 Index returning -25.01%.  International stocks, as measured by the MSCI EAFE Index, returned -30.96% over the same time frame.  The U.S. bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, was up 6.05% for the twelve-month period, due almost entirely to the strength of U.S. Treasury securities; other sectors of the bond market experienced historically negative returns relative to Treasurys.

Fund Results

For the twelve month period ending June 30, 2009, the Funds generated the following net (i.e. after fee) returns:

The Frontegra Columbus Core Plus Fund, managed by Reams Asset Management, returned 10.52% versus the 6.05% return of the Barclays Capital U.S. Aggregate Bond Index.  The Frontegra Columbus Core Fund, also managed by Reams Asset Management, returned 8.64%.

The Frontegra IronBridge Small Cap Fund, managed by IronBridge Capital Management, returned -26.00% versus the -25.01% return for the Russell 2000 Index; the Frontegra IronBridge SMID Fund returned -25.78% versus the Russell 2500 Index return of -26.72%.

The Frontegra New Star International Equity Fund, managed by New Star Institutional Managers, returned -35.13% versus the benchmark return of -30.96% for the MSCI EAFE Index.

The Frontegra Netols Small Cap Value Fund (Institutional Class), managed by Netols Asset Management, returned -23.42% versus the Russell 2000 Value Index return of -25.24%.

Outlook

Major economic factors expected to affect the capital markets over the next twelve months include the mortgage and credit crisis, the steep decline in housing prices, the slowing of the economy and the potential rise in inflation.  We and the subadvisers of the Frontegra Funds will strive to navigate these turbulent waters with skill and dexterity.

We will continue to oversee the investment management of the Frontegra Funds with the care and diligence that have served our shareholders well in the past.  As always, we appreciate your investment and continued confidence in the Frontegra Funds.

Best regards,

William D. Forsyth, CFA
President
Frontegra Funds, Inc.

Frontegra Funds
EXPENSE EXAMPLE
June 30, 2009

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.  Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee.  A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Frontegra New Star International Equity Fund.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/09 – 6/30/09).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses.  However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs could have been higher.

Frontegra Funds
EXPENSE EXAMPLE (continued)
June 30, 2009

	Beginning Account	Ending Account	Annualized	Expenses Paid
Frontegra Fund	Value 1/1/2009	Value 6/30/2009	Expense Ratio*	During the Period*

Columbus Core Plus Fund
Actual Fund Return	$1,000.00	$1,217.70	0.35%	$1.92
Hypothetical 5% Return	$1,000.00	$1,023.06	0.35%	$1.76

Columbus Core Fund
Actual Fund Return	$1,000.00	$1,174.10	0.35%	$1.89
Hypothetical 5% Return	$1,000.00	$1,023.06	0.35%	$1.76

IronBridge Small Cap Fund
Actual Fund Return	$1,000.00	$1,039.60	1.09%	$5.51
Hypothetical 5% Return	$1,000.00	$1,019.39	1.09%	$5.46

IronBridge SMID Fund
Actual Fund Return	$1,000.00	$1,070.20	0.95%	$4.88
Hypothetical 5% Return	$1,000.00	$1,020.08	0.95%	$4.76

New Star International Equity Fund
Actual Fund Return	$1,000.00	$1,020.90	0.75%	$3.76
Hypothetical 5% Return	$1,000.00	$1,021.08	0.75%	$3.76

Netols Small Cap Value
Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,004.50	1.10%	$5.47
Hypothetical 5% Return	$1,000.00	$1,019.34	1.10%	$5.51

Netols Small Cap
Value Fund – Class Y
Actual Fund Return	$1,000.00	$1,001.10	1.50%	$7.44
Hypothetical 5% Return	$1,000.00	$1,017.36	1.50%	$7.50

*	Expenses are equal to each Fund’s annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FRONTEGRA

COLUMBUS CORE PLUS FUND

FRONTEGRA

COLUMBUS CORE FUND

REPORT FROM REAMS ASSET
MANAGEMENT COMPANY, LLC:

Dear Fellow Shareholders:

The Frontegra Columbus Core Plus Fund strives to achieve a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of fixed income securities of varying maturities.  This objective is relative to and measured against the Barclays Capital U.S. Aggregate Bond Index.

The Frontegra Columbus Core Fund strives to achieve a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of investment grade bonds of varying maturities.  This objective is relative to and measured against the Barclays Capital U.S. Aggregate Bond Index.

Performance Review

For the 12 month fiscal year ending June 30, 2009, the Frontegra Columbus Core Plus Fund had a net return of 10.52% compared to a return of 6.05% for the Barclays Capital U.S. Aggregate Bond Index.  The difference in performance was 4.47%.  Macro factors were mixed for the period, with duration strategy adding 32 basis points as the portfolio was positioned defensively and rates rose.  Yield curve strategy subtracted 72 basis points.  Sector decisions subtracted 190 basis points while security selection added 712 basis points.  Within these categories, the high yield sector added 585 basis points and investment grade holdings added 245 basis points as spreads tightened in their overweighted sectors. Government-related holdings added 41 basis points and asset backed holdings added 12 basis points to performance.  Commercial mortgage backed securities (“CMBS”) subtracted 249 basis points from performance as strong performance in the 2Q of 2009 could not offset the negative performance in the previous three quarters.  Mortgage backed securities (“MBS”) holdings subtracted 112 basis points from performance as spreads tightened in this under-weighted sector.

For the 12 month fiscal year ending June 30, 2009, the Frontegra Columbus Core Fund had a net return of 8.64% compared to a return of 6.05% for the Barclays Capital U.S. Aggregate Bond Index.  The difference in performance was 2.59%.  Macro factors were mixed for the period, with duration strategy adding 14 basis points as the portfolio was positioned defensively and rates rose.  Yield curve strategy subtracted 50 basis points.  Sector decisions subtracted 287 basis points and security selection added 617 basis points.  Within these categories, the investment grade sector added 740 basis points to performance as the sector outperformed and was overweighted.  Government-related holdings added 19 basis points and Asset-Backed Securities added 9 basis points.  CMBS subtracted 339 basis points from performance as strong performance in the second quarter of 2009 could not offset the negative performance in the previous three quarters.  MBS holdings subtracted 99 basis points from performance as spreads tightened in this underweighted sector.

Fixed Income Outlook

U.S. fixed income markets experienced significant outperformance in all non government-guaranteed sectors in the second quarter 2009.  This was a sharp reversal from the negative performance these sectors witnessed in the previous quarter.  The financial system saw liquidity begin to slowly return during the second quarter after the near freezing of these markets during the worst of the credit crisis.  The return of liquidity was most important for financial companies.

•
We believe spreads reached their crest last November driven by technical considerations more so than fundamental.  The collapse of two broker-dealers, coupled with the unprecedented deleveraging that transpired, appeared to be a major driver of spreads.    The financial firms that were at the epicenter of the crisis experienced a loss of confidence early in the year, but government support through multiple programs designed to improve liquidity took hold and sentiment steadily improved.  The financial sector was further helped by the release of the bank stress test results in early May.  The results were better than initial concerns and helped to restore confidence to the battered financial sector.  Many banks quickly demonstrated their ability to raise capital, issuing debt and equity offerings, while some affected exchange offers of debt into common stock.  In June, ten banks were given approval to repay TARP (Troubled Asset Relief Program) funds as many financial firms were able to raise needed capital.

•
The improvement in sentiment in financial firms provided the backdrop for corporate spreads to tighten 235 basis points in the quarter.  The high yield sector had its best month on record in April and spreads tightened 570 basis points in the quarter.  Notwithstanding the strong returns experienced in both high yield and investment grade corporate bonds during the last three months, spreads remain wide on a historic basis.  Although the healing has commenced, the ultimate repair to the markets will take multiple quarters.

•
CMBS spreads tightened 285 basis points over the past three months as the market became increasingly confident that these securities would be included in the Federal Reserve’s TALF (Term Asset-Backed Securities Loan Facility) program.  Although official inclusion of the securities in the program was not announced until May, much of the improved returns for this sector were based on the anticipation of this inclusion in the program.  Despite the sharp spread tightening from exceptionally wide levels, CMBS spreads remain attractive on a historic basis.   MBS spreads tightened 65 basis points during the last three months to levels that are currently very tight.

•
Long-term Treasury rates rose during the quarter as market participants began to look past the current economic slowdown and also became increasingly focused on the future supply the Treasury will need to issue to pay for current spending.  The Fed attempted to combat the higher rates in March by announcing plans to buy an additional $750 billion in agency MBS and $300 billion in Treasurys.  The initial news moved long Treasury rates down, but the overwhelming size of market forces quickly reversed this move and rates continued higher.  A steeper yield curve resulted since the Fed funds target rate remained at 0-0.25%, keeping short rates anchored at very low levels.

Columbus Core Plus Portfolio Strategy

•
Credit exposure remains heavily overweighted with an emphasis on investment grade financial issuers.  We continue to view the investment grade credit sector as the most attractive opportunity in the fixed income markets going forward.

•	High yield holdings have been reduced as spreads have tightened on the considerable outperformance for this sector. High yield holdings remain diversified over many sectors and industries.

•
In the mortgage market, the CMBS sector continues to be overweighted.  While we view this as an attractive sector, spreads have tightened significantly prompting us to reduce the magnitude of our overweight.  All holdings in this sector remain at the senior-most structural level.

•
We continue to be underweighted in the Treasury sector, but some of the proceeds from the CMBS sales have been re-invested in this sector.  Mortgage pass-through holdings remain in an underweight position as we believe these spreads to be very unattractive relative to corporate and CMBS holdings.

Columbus Core Portfolio Strategy

•
Credit exposure remains heavily overweighted with an emphasis on investment grade financial issuers.  We continue to view the investment grade credit sector as the most attractive opportunity in the fixed income markets going forward.

•
In the mortgage market, the CMBS sector continues to be overweighted.  While we view this as an attractive sector, spreads have tightened significantly prompting us to reduce the magnitude of our overweight.  All holdings in this sector remain at the senior-most structural level.

•	We continue to be underweighted in the Treasury sector, but some of the proceeds from the CMBS sales have been re-invested in this sector.

•	Mortgage pass-through holdings remain in an underweight position as we believe these spreads to be very unattractive relative to corporate and CMBS holdings.

We appreciate your continued support as fellow shareholders in the Funds.

Regards,

Mark M. Egan, CFA, CPA	Robert A. Crider, CFA
Reams Asset Management Company, LLC	Reams Asset Management Company, LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

Portfolio Total Return*
FOR PERIODS ENDED 6/30/09	FUND	INDEX

SIX MONTHS	21.77%	1.90%

ONE YEAR	10.52%	6.05%

FIVE YEAR
AVERAGE ANNUAL	6.41%	5.01%

TEN YEAR
AVERAGE ANNUAL	6.86%	5.98%

This chart assumes an initial gross investment of $100,000 made on 6/30/99. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset backed and mortgage backed securities, with maturities of at least one year.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.  A direct investment in the index is not possible.

*	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS
June 30, 2009

Principal Amount		Value

ASSET BACKED SECURITIES 3.7%
	Americredit Automobile
	Receivables Trust
$1,630,000	2008-AF, Class A4,
	6.960%, 10/14/2014	$1,488,543
	Countrywide
	Asset-Backed Certificates
492,108	2006-S3, Class A1,
	0.424%, 06/25/2021 (c)	307,009
576,304	2006-S2, Class A2,
	5.627%, 07/25/2027	406,128
4,449,261	2006-S2, Class A3,
	5.841%, 07/25/2027	1,086,793
1,909,617	2006-S2, Class A4,
	6.091%, 07/25/2027	317,428
1,148,889	2006-S5, Class A3,
	5.762%, 06/25/2035	242,873
3,296,290	2006-S7, Class A3,
	5.712%, 11/25/2035 (c)	621,836
1,765,949	2007-S2, Class A,
	5.779%, 05/25/2037	629,752
	GMAC Mortgage
	Corporation Loan Trust
1,295,000	2006-HE2, Class A3,
	6.320%, 05/25/2036	396,700
2,270,000	2006-HE3, Class A3,
	5.805%, 10/25/2036	748,749
	GSAA Home Equity Trust
1,370,712	2006-S1, Class 1A1,
	0.474%, 01/25/2037	235,716
	Hertz Vehicle Financing LLC
715,000	2005-1A, Class A4, 0.564%,
	11/25/2011 (Acquired 08/21/2008 and
	12/10/2008, Cost $645,183) (a)(c)	643,586
880,000	2005-2A, Class A5, 0.564%,
	11/25/2011 (Acquired 08/01/2008 and
	12/10/2008, Cost $810,589) (a)(c)	817,606
2,715,000	2005-2A, Class A6, 5.080%,
	11/25/2011 (Acquired Multiple
	Dates, Cost $2,643,134) (a)	2,648,768
	Home Equity Mortgage Trust
1,440,000	2005-5, Class A1F2,
	5.150%, 04/25/2036	249,404
4,606,040	2006-5, Class A1,
	5.500%, 01/25/2037	595,085
	Keystone Owner Trust
6,759	1998-P1, Class M1, 7.530%,
	05/25/2025 (Acquired 12/10/2008,
	Cost $5,762) (a)	6,039
	Mid-State Trust
868,147	11, Class A1, 4.864%, 07/15/2038	470,001
	Residential Funding
	Mortgage Securities
300,035	2005-HS1, Class AI2,
	4.660%, 07/25/2020	252,967
704,377	2003-HS1, Class AI6,
	3.830%, 02/25/2033	474,472
630,000	2005-HS1, Class AI4,
	5.110%, 09/25/2035	91,258
1,350,000	2006-HSA1, Class A3,
	5.230%, 02/25/2036	476,952
2,169,360	2006-HSA1, Class A5,
	5.310%, 02/25/2036	652,547
1,460,000	2006-HSA1, Class A4,
	5.490%, 02/25/2036	246,306
590,000	2006-HSA2, Class AI3,
	5.550%, 03/25/2036	186,454
820,000	2006-HSA2, Class AI4,
	5.810%, 03/25/2036	68,074
	Saco I Trust
1,427,280	2006-9, Class A1,
	0.464%, 08/25/2036	188,348
	Total Asset Backed Securities
	(Cost $17,251,907)	14,549,394

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2009

Principal Amount		Value

CORPORATE BONDS 61.7%

	Airlines 4.9%
	American Airlines
$2,420,000	10.375%, 07/02/2019	$2,420,000
	Continental Airlines
3,565,000	5.983%, 04/19/2022	2,941,125
	Delta Air Lines, Inc.
7,489,941	Series 2002-1, 6.718%, 07/02/2024	5,692,355
	Northwest Airlines, Inc.
5,856,605	7.027%, 11/01/2019	4,538,869
	United Airlines
4,999,634	6.636%, 07/02/2022	3,749,726
		19,342,075
	Auto Components 0.2%
	Arvinmeritor, Inc.
300,000	8.125%, 09/15/2015	157,500
	TRW Automotive Inc.
995,000	7.250%, 03/15/2017 (Acquired
	Multiple Dates, Cost $868,077) (a)	686,550
		844,050
	Building Products 0.2%
	USG Corp.
1,070,000	7.750%, 01/15/2018	909,500

	Commercial Banks 9.2%
	Barclays Bank PLC
280,000	6.050%, 12/04/2017 (Acquired
	10/31/2008 and 12/10/2008,
	Cost $225,628) (a)(b)(c)	242,807
9,845,000	7.434%, 12/15/2017
	(Acquired Multiple Dates,
	Cost $6,405,461) (a)(b)	6,596,150
3,395,000	6.750%, 05/22/2019 (b)	3,367,066
	BB&T Corp.
3,045,000	6.850%, 04/30/2019	3,166,690
	Deutsche Bank, LLC
4,785,000	5.628%, 01/19/2016 (Acquired
	Multiple Dates, Cost $3,235,018) (a)	3,110,250
	Manufacturers & Traders Trust Co.
2,200,000	2.708%, 04/01/2013
	(Acquired Multiple Dates,
	Cost $2,015,279) (a)(c)	1,729,171
1,685,000	5.629%, 12/01/2021 (c)	1,271,660
	Marshall & Ilsley Bank
6,235,000	0.916%, 12/04/2012 (c)	4,334,759
	Regions Bank
1,955,000	7.500%, 05/15/2018	1,722,906
	Wachovia Corp.
9,989,000	5.800%, 03/29/2049	5,993,400
	Wells Fargo Alternative Loan Trust
5,560,000	7.700%, 12/29/2049 (c)	4,614,800
500,000	7.980%, 12/31/2049 (c)	415,000
		36,564,659
	Computers & Peripherals 0.3%
	Tyco Electronics Group SA
1,135,000	5.950%, 01/15/2014 (b)	1,059,946

	Consumer Finance 6.1%
	American Express Co.
3,975,000	8.125%, 05/20/2019	4,124,973
	Ford Motor Credit Co.
3,580,000	7.800%, 06/01/2012	3,080,307
650,000	7.000%, 10/01/2013	522,621
10,820,000	8.000%, 12/15/2016	8,272,204
	GMAC LLC
10,557,000	6.750%, 12/01/2014
	(Acquired Multiple Dates,
	Cost $8,353,146) (a)	8,287,245
		24,287,350
	Diversified Financial Services 14.9%
	American General Finance
3,680,000	5.200%, 12/15/2011	2,310,278
1,350,000	5.900%, 09/15/2012	805,752
210,000	5.375%, 10/01/2012	123,827
4,115,000	6.900%, 12/15/2017	2,228,198

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2009

Principal Amount		Value

CORPORATE BONDS 61.7% (continued)

	Diversified Financial
	Services 14.9% (continued)
	Bank of America Corp.
$6,315,000	5.750%, 12/01/2017	$5,623,053
3,265,000	5.420%, 03/15/2017	2,711,393
2,025,000	7.625%, 06/01/2019	2,034,034
	CIT Group Inc.
1,110,000	1.306%, 11/03/2010	827,931
635,000	5.600%, 11/02/2011 (b)	466,036
990,000	1.170%, 02/13/2012	584,148
2,840,000	7.625%, 11/30/2012	1,944,679
1,655,000	1.010%, 12/21/2012	927,296
	Citigroup, Inc.
9,800,000	8.500%, 05/22/2019	9,968,942
	Credit Suisse Guernsey
10,179,000	5.860%, 05/15/2017 (b)(c)	6,616,350
	Credit Suisse New York
60,000	6.000%, 02/15/2018 (b)	59,900
	General Motors Acceptance Corp.
785,000	6.875%, 08/28/2012	639,759
3,605,000	6.750%, 12/01/2014	2,771,437
	International Lease Finance Corp.
815,000	4.750%, 01/13/2012	641,931
2,925,000	5.350%, 03/01/2012	2,283,115
995,000	5.300%, 05/01/2012	771,291
4,280,000	5.625%, 09/20/2013	3,233,360
2,000,000	6.625%, 11/15/2013	1,539,416
	JPMorgan Chase & Co.
2,495,000	6.300%, 04/23/2019	2,509,531
	Lehman Brothers Holdings
7,000,000	6.875%, 05/02/2018 (e)	1,120,000
	PNC Funding Corp.
1,975,000	6.700%, 06/10/2019	2,037,013
	Societe Generale
7,060,000	5.922%, 04/05/2017
	(Acquired Multiple Dates,
	Cost $3,275,520) (a)(b)(c)	4,377,200
		59,155,870
	Diversified Telecommunication
	Services 3.0%
	British Telecom PLC
3,370,000	5.950%, 01/15/2018 (b)	3,037,186
	Deutsche Telekom
	International Finance B.V.
6,570,000	6.000%, 07/08/2019 (b)	6,628,473
	Qwest Corporation
3,115,000	7.125%, 11/15/2043	2,164,925
		11,830,584
	Electric Utilities 1.3%
	AES Eastern Energy
705,811	9.000%, 01/02/2017	656,404
	Entergy Louisiana LLC
590,000	5.500%, 04/01/2019	556,702
	Great River Energy
490,000	7.233%, 07/01/2038 (Acquired
	4/23/2008 and 12/10/2008,
	Cost $493,609) (a)	476,216
	Indianapolis Power & Light Co.
1,100,000	6.050%, 10/01/2036 (Acquired
	Multiple Dates, Cost $1,060,828) (a)	852,188
	Mackinaw Power LLC
1,203,094	6.296%, 10/31/2023 (Acquired
	Multiple Dates, Cost $1,158,461) (a)	991,963
	Tenaska Gateway Partners Ltd.
566,065	6.052%, 12/30/2023 (Acquired
	05/31/2007 and 08/03/2007,
	Cost $566,065) (a)	475,942
	Windsor Financing LLC
1,060,497	5.881%, 07/15/2017 (Acquired
	02/07/2006 and 08/03/2007,
	Cost $1,064,469) (a)	932,919
		4,942,334
	Food & Staples Retailing 0.1%
	CVS Caremark Corp.
179,751	6.943%, 01/10/2030 (Acquired
	03/05/2009, Cost $142,226) (a)	162,645

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2009

Principal Amount		Value

CORPORATE BONDS 61.7% (continued)

	Gas Utilities 0.1%
	Source Gas LLC
$765,000	5.900%, 04/01/2017 (Acquired
	Multiple Dates, Cost $744,555) (a)	$579,455

	Industrial Consumer
	Services 1.3%
	ERAC USA Finance Company
5,480,000	6.375%, 10/15/2017
	(Acquired Multiple Dates,
	Cost $4,717,157) (a)	4,947,930

	Insurance 13.3%
	Aflac, Inc.
3,025,000	8.500%, 05/15/2019	3,232,315
	AIG, Inc.
1,755,000	6.300%, 05/10/2011 (Acquired
	Multiple Dates, Cost $1,589,159) (a)	1,648,744
	Allstate Corp.
2,715,000	7.450%, 05/16/2019	2,937,250
	ASIF I
280,000	1.242%, 07/26/2010	253,400
	ASIF Global Financing XIX
330,000	4.900%, 01/17/2013 (Acquired
	05/01/2009, Cost $239,007) (a)	280,741
	Farmers Insurance Exchange
485,000	8.625%, 05/01/2024 (Acquired
	04/20/2009, Cost $313,509) (a)	391,308
1,570,000	7.050%, 07/15/2028 (Acquired
	04/17/2009 and 04/20/2009,
	Cost $960,968) (a)	1,086,870
	Genworth Global Funding
545,000	5.200%, 10/08/2010	531,007
430,000	5.250%, 05/15/2012	404,326
	Hartford Financial Services Group
1,400,000	5.375%, 03/15/2017	1,110,159
2,020,000	6.300%, 03/15/2018	1,642,610
540,000	6.000%, 10/15/2036	368,698
540,000	6.100%, 10/01/2041	373,216
875,000	8.125%, 06/15/2068 (c)	612,500
	Hartford Life Global Funding
430,000	0.729%, 03/15/2011 (c)	392,140
	Jackson National Life Global Funding
860,000	5.125%, 02/10/2011 (Acquired
	Multiple Dates, Cost $856,179) (a)	831,714
930,000	5.375%, 05/08/2013 (Acquired
	05/01/2008 and 12/10/2008,
	Cost $924,074) (a)	895,227
	Lincoln National Corp.
1,135,000	8.750%, 07/01/2019	1,144,617
4,195,000	6.050%, 04/20/2067	2,663,825
	Metlife, Inc.
460,000	6.817%, 08/15/2018	463,270
5,842,000	7.875%, 12/15/2037
	(Acquired Multiple Dates,
	Cost $3,966,802) (a)(c)	4,732,020
3,205,000	9.250%, 04/08/2038
	(Acquired Multiple Dates,
	Cost $2,104,047) (a)(c)	2,852,450
	Metropolitan Life Global Funding
4,380,000	5.125%, 06/10/2014 (Acquired
	06/03/2009 and 06/04/2009,
	Cost $4,374,846) (a)	4,345,915
	Monumental Global Funding
1,455,000	1.262%, 01/25/2013
	(Acquired Multiple Dates,
	Cost $1,355,433) (a)(c)	1,109,109
1,605,000	5.500%, 04/22/2013 (Acquired
	Multiple Dates, Cost $1,603,246) (a)	1,548,594
885,000	5.250%, 01/15/2014 (Acquired
	05/06/2009 and 06/10/2009,
	Cost $823,112) (a)	834,728
	Nationwide Financial Services, Inc.
645,000	6.750%, 05/15/2067	381,048

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2009

Principal Amount		Value

CORPORATE BONDS 61.7% (continued)

	Insurance 13.3% (continued)
	Nationwide Life Global Fund
$340,000	1.199%, 10/09/2009 (Acquired
	02/18/2009, Cost $327,414) (a)(c)	$338,274
795,000	5.450%, 10/02/2012 (Acquired
	09/25/2007 and 12/10/2008,
	Cost $792,876) (a)	778,608
	Nationwide Mutual Insurance Co.
895,000	7.875%, 04/01/2033 (Acquired
	05/07/2009, Cost $591,075) (a)	634,110
415,000	6.600%, 04/15/2034 (Acquired
	04/28/2009, Cost $240,916) (a)	249,377
	Pricoa Global Funding I
1,955,000	5.400%, 10/18/2012
	(Acquired Multiple Dates,
	Cost $1,945,087) (a)	1,896,682
3,180,000	5.450%, 06/11/2014 (Acquired
	06/04/2009 and 06/05/2009,
	Cost $3,170,509) (a)	3,174,502
	Protective Life Corp.
855,000	5.450%, 09/28/2012	853,628
	Prudential Financial, Inc.
1,265,000	6.100%, 06/15/2017	1,203,458
2,510,000	6.000%, 12/01/2017	2,361,300
1,040,000	7.375%, 06/15/2019	1,021,103
980,000	8.875%, 06/15/2068	813,400
	Torchmark Corp.
2,485,000	9.250%, 06/15/2019	2,536,862
		52,929,105
	Media 1.1%
	Time Warner, Inc.
365,000	9.150%, 02/01/2023	395,757
1,585,000	7.700%, 05/01/2032	1,557,525
	Viacom, Inc.
2,430,000	6.250%, 04/30/2016	2,393,939
		4,347,221

	Metals & Mining 1.2%
	Alcoa Inc.
2,690,000	6.750%, 07/15/2018	2,386,517
1,175,000	5.950%, 02/01/2037	800,570
	U.S. Steel Corp.
1,830,000	5.650%, 06/01/2013	1,647,044
		4,834,131
	Multi-Utilities &
	Unregulated Power 1.2%
	Borger Energy Funding
2,545,716	7.260%, 12/31/2022 (Acquired
	08/14/2008 and 12/10/2008,
	Cost $2,450,094) (a)	2,208,409
	Homer City Funding LLC
2,074,800	8.137%, 10/01/2019	1,867,320
	Kiowa Power Partners LLC
686,659	4.811%, 12/30/2013 (Acquired
	Multiple Dates, Cost $685,060) (a)	632,715
		4,708,444
	Oil, Gas & Consumable Fuels 1.0%
	Tennessee Gas Pipeline Co.
1,110,000	7.500%, 04/01/2017	1,161,334
	USX Marathon Group
665,000	8.125%, 07/15/2023	660,295
	Valero Energy Corp.
2,655,000	6.625%, 06/15/2037	2,265,034
		4,086,663
	Real Estate Investment Trusts 2.3%
	AMB Property LP
2,345,000	6.300%, 06/01/2013	2,174,643
	Liberty Property LP
1,245,000	6.625%, 10/01/2017	1,056,503
	Prologis Trust
985,000	5.625%, 11/15/2016	757,165
1,050,000	6.625%, 05/15/2018	826,773
	Regency Centers LP
1,945,000	5.875%, 06/15/2017	1,575,703

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2009

Principal Amount		Value

CORPORATE BONDS 61.7% (continued)

	Real Estate Investment
	Trusts 2.3% (continued)
	Simon Property Group LP
$1,300,000	5.100%, 06/15/2015	$1,187,062
950,000	5.750%, 12/01/2015	874,934
160,000	6.100%, 05/01/2016	149,313
665,000	5.250%, 12/01/2016	590,708
		9,192,804
	Total Corporate Bonds
	(Cost $240,232,645)	244,724,766

MORTGAGE BACKED SECURITIES 13.0%
	Bank of America
	Commercial Mortgage Inc.
3,680,000	Series 2006-5, Class A4,
	5.414%, 09/10/2016	2,934,244
3,830,000	Series 2009-UB1, Class A4,
	5.699%, 05/24/2017 (Acquired
	06/18/2009, Cost $3,099,607) (a)	3,190,869
3,045,000	Series 2006-3, Class A4,
	5.889%, 07/10/2044	2,417,861
3,080,000	Series 2007-3, Class A2,
	5.837%, 06/10/2049	2,801,124
	Citigroup/Deutsche Bank
	Commercial Mortgage Trust
2,290,000	Series 2006-CD2, Class A4,
	5.545%, 01/15/2046	1,901,981
2,375,000	Series 2006-CD3, Class A5,
	5.617%, 10/15/2048	1,932,965
	CitiMortgage Alternative Loan Trust
1,789,016	Series 2007-A4, Class 2A1,
	5.500%, 04/25/2022	1,335,612
	Credit Suisse First Boston
	Mortgage Securities Corp.
371,232	Pool # 2005-10, 5.000%, 09/25/2015	309,863
78,956	Pool # 2003-1, 7.000%, 02/25/2033	76,340
	FNMA REMIC
77,502	Series 1994-3, Class PL,
	5.500%, 01/25/2024 (g)	82,821
	FNMA TBA
7,700,000	Pool #000TBA,
	4.500%, 08/15/2035 (f)(g)	7,654,277
	GNMA Pool
1,720	Pool #36629, 9.500%, 10/15/2009 (f)	1,745
	GS Mortgage Securities Corp. II
3,225,119	Series 2007-EOP, Class A1,
	0.409%, 03/06/2020
	(Acquired Multiple Dates,
	Cost $3,163,003) (a)(c)	2,762,464
	LB-UBS Commercial Mortgage Trust
6,195,000	Series 2006-C1, Class A4,
	5.156%, 02/15/2031	5,159,177
4,075,000	Series 2006-C6, Class A4,
	5.372%, 09/15/2039	3,304,054
2,610,000	Series 2007-C1, Class A4,
	5.424%, 02/15/2040	1,897,154
3,695,000	Series 2007-C2, Class A3,
	5.430%, 02/15/2040	2,670,685
335,000	Series 2007-C3, Class A4,
	6.136%, 07/15/2044 (c)	243,256
	Master Asset Securitization Trust
350,067	Pool # 2004-3, 4.750%, 01/25/2014	344,707
	Residential Accredit Loans, Inc.
1,192,675	Series 2005-QS3, Class 2A1,
	5.000%, 03/25/2020	1,069,855
1,392,480	Series 2004-QS4, Class A1,
	4.350%, 03/25/2034	1,241,917
	Wachovia Bank
	Commercial Mortgage Trust
2,650,000	Series 2006-C23, Class A4,
	5.418%, 01/15/2045	2,115,791
2,855,000	Series 2006-C24, Class A3,
	5.558%, 03/15/2045	2,442,048
935,000	Series 2007-C31, Class A2,
	5.421%, 04/15/2047	858,196
The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2009

Principal Amount		Value

MORTGAGE BACKED
SECURITIES 13.0% (continued)
	Wells Fargo Alternative Loan Trust
$1,575,676	Series 2007-PA3, Class 6A1,
	5.500%, 07/25/2037	$1,018,773
	Wells Fargo Mortgage
	Backed Securities Trust
2,256,183	Pool # 2006-3, 5.500%, 03/25/2036	1,929,893
	Total Mortgage Backed Securities
	(Cost $54,851,942)	51,697,672

INSTITUTIONAL TERM LOANS 0.0%
	Chrysler LLC
7,319,322	6.467%, 11/29/2013 (e)	77,804
	Total Institutional Term Loans
	(Cost $3,516,368)	77,804

Number of Shares
PREFERRED STOCKS 0.1%

	Thrifts & Mortgage Finance 0.1%
169,732	Fannie Mae
	8.25%, 12/31/2010 (c)(g)	227,441
141,065	Freddie Mac
	8.375%, 12/31/2012 (c)(g)	172,099
	Total Preferred Stocks
	(Cost $4,155,967)	399,540

Principal Amount
U.S. TREASURY OBLIGATIONS 15.3%

	United States Treasury Bonds 0.2%
515,000	4.500%, 05/15/2038	531,657

	United States Treasury Notes 15.1%
25,845,000	0.875%, 05/31/2011	25,752,217
23,000,000	1.125%, 06/30/2011	23,001,840
10,859,867	2.125%, 01/15/2019	11,216,201
		59,970,258
	Total U.S. Treasury Obligations
	(Cost $60,448,066)	60,501,915

SHORT-TERM INVESTMENTS 1.8%

	Variable Rate Demand Notes (d) 1.8%
2,509,227	American Family Financial
	Services, Inc., 0.100%	2,509,227
4,713,324	U.S. Bank, N.A.	4,713,324
	Total Short-Term Investments
	(Cost $7,222,551)	7,222,551

	Total Investments 95.6%
	(Cost $387,679,446)	379,173,642

	Other Assets in Excess
	of Liabilities 4.4%	17,537,483

	TOTAL NET ASSETS 100.0%	$396,711,125

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.  The total value of these securities amounted to $74,988,060 (18.9% of net assets) at June 30, 2009.

(b)	U.S.-dollar denominated security of foreign issuer.
(c)	Adjustable Rate.
(d)	Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2009.
(e)	Security is in default.
(f)	When-issued security.
(g)	Entity under conservatorship of the federal government.

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2009

Credit Default Swaps
			Rating of	Pay/				Unrealized
	Reference	Buy/Sell	Reference Entity	Receive	Fixed	Expiration	Notional	Appreciation/
Counterparty	Entity	Protection(1)	(Moody’s/S&P)	Fixed Rate	Rate	Date	Value(2)	(Depreciation)
JPMorgan	Dow Jones
	North American	Sell	B2/B	Receive	5.000%	6/20/14	$17,404,800	$422,098
High Yield Index

(1)
If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

ALLOCATION OF PORTFOLIO HOLDINGS
At June 30, 2009, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Asset-Backed Securities	3.7%		Preferred Stocks	0.1
Corporate Bonds	61.7		U.S. Treasury Obligations	15.3
Mortgage-Backed Securities	13.0		Short-Term Investments	1.8
Institutional Term Loans	0.0	*	Other Assets in Excess of Liabilities	4.4
			Total	100.0%

*	Less than 0.1%.

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

Assets:
Investments at value (cost $387,679,446)	$379,173,642
Cash	12,088
Interest receivable	4,086,525
Deposit with broker and custodian for swaps	3,110,000
Receivable for Fund shares sold	83,753
Receivable for investments sold	45,389,201
Unrealized appreciation on swaps	422,098
Prepaid expenses and other assets	19,130
Total assets	432,296,437

Liabilities:
Payable for investments purchased	32,242,517
Payable for Fund shares redeemed	1,689
Accrued investment advisory fee	85,040
Accrued expenses	64,773
Swap payments received	3,046,844
Payable to swap counterparty	144,449
Total liabilities	35,585,312
Net Assets	$396,711,125

Net Assets Consist of:
Paid in capital	$414,135,638
Undistributed net investment income	1,273,273
Accumulated net realized loss on investments sold, swap contracts and foreign currency	(10,614,080)
Net unrealized depreciation on investments	(8,505,804)
Net unrealized appreciation on swap contracts	422,098
Net Assets	$396,711,125

Capital Stock, $0.01 Par Value
Authorized	100,000,000
Issued and outstanding	13,047,886
Net Asset Value, Redemption Price and Offering Price Per Share	$30.40

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
STATEMENT OF OPERATIONS

Year Ended
June 30, 2009
Investment Income:
Interest income	$36,455,407
Dividend income	94,510
Total investment income	36,549,917

Expenses:
Investment advisory fees (Note 3)	1,594,707
Fund administration and accounting fees	138,164
Custody fees	39,400
Audit fees	35,105
Legal fees	33,568
Shareholder servicing fees	26,840
Federal and state registration fees	23,962
Reports to shareholders	11,985
Directors’ fees and related expenses	8,145
Compliance related expenses	5,618
Other	20,822
Total expenses before waiver and reimbursement	1,938,316
Waiver and reimbursement of expenses by Adviser (Note 3)	(542,331)
Net expenses	1,395,985
Net Investment Income	35,153,932

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	(8,895,311)
Swap contracts	2,197,511
Futures	831,878
Change in net unrealized appreciation/(depreciation) on:
Investments	354,573
Swap contracts	1,390,660
Net Realized and Unrealized Loss on Investments	(4,120,689)
Net Increase in Net Assets Resulting from Operations	$31,033,243

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2009	June 30, 2008
Operations:
Net investment income	$35,153,932	$21,156,499
Net realized gain (loss) on:
Investments	(8,895,311)	14,888,690
Swap contracts	2,197,511	513,045
Futures	831,878	—
Foreign currency translation	—	24,984
Change in net unrealized appreciation/(depreciation) on:
Investments	354,573	(7,299,904)
Swap contracts	1,390,660	(1,217,325)
Net increase in net assets resulting from operations	31,033,243	28,065,989

Distributions From:
Net investment income	(33,077,660)	(21,303,876)
Net realized gain	(9,661,730)	(3,906,915)
Total distributions	(42,739,390)	(25,210,791)

Capital Share Transactions:
Shares issued in connection with acquisition of Columbus Core Plus Fund (see Note 6)	—	139,917,106
Shares sold	110,670,953	106,418,312
Shares issued to holders in reinvestment of distributions	33,980,127	23,395,411
Shares redeemed	(170,148,652)	(115,500,980)
Net increase (decrease) in net assets resulting from capital share transactions	(25,497,572)	154,229,849
Total Increase (Decrease) in Net Assets	(37,203,719)	157,085,047

Net Assets:
Beginning of Year	433,914,844	276,829,797
End of Year (includes undistributed net investment
income of $1,273,273 and $968,538, respectively)	$396,711,125	$433,914,844

Share Transactions:
Shares issued in connection with acquisition of Columbus Core Plus Fund (see Note 6)	—	4,545,718
Shares sold	4,019,040	3,393,596
Shares issued to holders in reinvestment of distributions	1,277,512	749,094
Shares redeemed	(6,367,246)	(3,675,366)
Net increase (decrease) in shares outstanding	(1,070,694)	5,013,042

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Plus Fund
FINANCIAL HIGHLIGHTS

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$30.73	$30.40	$29.72	$31.50	$30.51

Income (Loss) from
Investment Operations:
Net investment income	2.50	1.48	1.54	1.41	1.13
Net realized and unrealized gain (loss) on investments	0.16	0.61	0.68	(1.30)	0.98
Total Income from Investment Operations	2.66	2.09	2.22	0.11	2.11

Less Distributions:
From net investment income	(2.33)	(1.49)	(1.54)	(1.45)	(1.12)
From net realized gain on investments	(0.66)	(0.27)	—	(0.44)	—
Total Distributions	(2.99)	(1.76)	(1.54)	(1.89)	(1.12)

Net Asset Value, End of Year	$30.40	$30.73	$30.40	$29.72	$31.50
Total Return	10.52%	6.92%	7.52%	0.36%	7.00%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$396,711	$433,915	$276,830	$313,880	$316,474
Ratio of expenses to average net assets
Before waivers and reimbursements	0.49%	0.49%	0.50%	0.50%	0.50%
Net of waivers and reimbursements	0.35%	0.30%	0.20%	0.20%	0.41%
Ratio of net investment income to average net assets
Before waivers and reimbursements	8.68%	4.68%	4.65%	4.29%	3.21%
Net of waivers and reimbursements	8.82%	4.87%	4.95%	4.59%	3.30%
Portfolio turnover rate	424%	1,093%	978%	1,247%	1,222%

The accompanying notes are an integral part of these financial statements.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*	2/23/01 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 6/30/09	FUND	INDEX

SIX MONTHS	17.40%	1.90%

ONE YEAR	8.64%	6.05%

FIVE YEAR
AVERAGE ANNUAL	5.75%	5.01%

SINCE COMMENCEMENT
AVERAGE ANNUAL	5.66%	5.52%

This chart assumes an initial gross investment of $100,000 made on 2/23/01 (commencement of operations). Returns shown include the reinvestment of all distributions.  Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Barclays Capital U.S. Aggregate Bond Index (formerly the Lehman Brothers Aggregate Bond Index) is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset backed and mortgage backed securities, with maturities of at least one year.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS
June 30, 2009

Principal Amount		Value

ASSET BACKED SECURITIES 2.5%
	Americredit Automobile
	Receivables Trust
$355,000	2008-AF, Class A4,
	6.960%, 10/14/2014	$324,192
	Hertz Vehicle Financing LLC
160,000	2005-1A, Class A4, 0.564%,
	11/25/2011 (Acquired 08/21/2008,
	Cost $147,448) (a)(c)	144,019
200,000	2005-2A, Class A5, 0.564%,
	11/25/2011 (Acquired 08/01/2008,
	Cost $187,856) (a)(c)	185,820
440,000	2005-2A, Class A6, 5.080%,
	11/25/2011 (Acquired Multiple
	Dates, Cost $433,307) (a)	429,266
	Keystone Owner Trust
30,415	1998-P1, Class M1, 7.530%,
	05/25/2025 (Acquired 04/22/2003,
	Cost $31,484) (a)	27,173
	Mid-State Trust
253,965	11, Class A1, 4.864%, 07/15/2038	137,493
	Total Asset Backed Securities
	(Cost $1,407,776)	1,247,963

CORPORATE BONDS 63.3%

	Airlines 3.7%
	American Airlines
310,000	10.375%, 07/02/2019	310,000
	Continental Airlines
585,000	5.983%, 04/19/2022	482,625
	Delta Air Lines, Inc.
932,621	Series 2002-1, 6.718%, 07/02/2024	708,792
	Northwest Airlines, Inc.
468,528	7.027%, 11/01/2019	363,109
		1,864,526
	Commercial Banks 9.9%
	Barclays Bank PLC
1,080,000	7.434%, 12/15/2017
	(Acquired Multiple Dates,
	Cost $503,886) (a)(b)(c)	723,600
465,000	6.750%, 05/22/2019	461,174
	BB&T Corp.
390,000	6.850%, 04/30/2019	405,586
	Deutsche Bank, LLC
1,310,000	5.628%, 01/31/2049
	(Acquired Multiple Dates,
	Cost $898,230) (a)	851,500
	Manufacturers & Traders Trust Co.
335,000	5.629%, 12/01/2021	252,822
	Marshall & Ilsley Bank
1,655,000	5.413%, 12/04/2012	1,150,606
	Wachovia Corp.
955,000	5.800%, 03/29/2049 (c)	573,000
	Wells Fargo Alternative Loan Trust
730,000	7.700%, 12/29/2049 (c)	605,900
		5,024,188
	Computers & Peripherals 0.2%
	Tyco Electronics Group SA
135,000	5.950%, 01/15/2014 (b)	126,073

	Consumer Finance 1.1%
	American Express Co.
515,000	8.125%, 05/20/2019	534,431

	Diversified Financial Services 13.5%
	American General Finance
135,000	5.900%, 09/15/2012	80,575
305,000	6.900%, 12/15/2017	165,152
	Bank of America Corp.
1,525,000	5.420%, 03/15/2017	1,266,424
265,000	7.625%, 06/01/2019	266,182

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2009

Principal Amount		Value

CORPORATE BONDS 63.3% (continued)

	Diversified Financial
	Services 13.5% (continued)
	CIT Group Inc.
$200,000	5.168%, 11/03/2010	$149,177
40,000	5.600%, 11/02/2011(b)	29,357
170,000	5.610%, 02/13/2012	100,308
310,000	5.638%, 12/21/2012	173,693
	Citigroup, Inc.
920,000	6.125%, 05/15/2018	804,688
840,000	8.500%, 05/22/2019	854,481
	Credit Suisse Guernsey
1,225,000	5.860%, 05/15/2017 (b)(c)	796,250
	General Electric Company
310,000	5.900%, 05/13/2014	316,405
	International Lease Finance Corp.
175,000	5.300%, 05/01/2012	135,654
565,000	5.625%, 09/20/2013	426,834
	JPMorgan Chase & Co.
325,000	6.300%, 04/23/2019	326,893
	PNC Funding Corp.
260,000	6.700%, 06/10/2019	268,164
	Societe Generale
1,080,000	5.922%, 04/05/2017
	(Acquired Multiple Dates,
	Cost $531,491) (a)(b)(c)	669,600
		6,829,837
	Diversified Telecommunication
	Services 2.3%
	British Telecom PLC
385,000	5.950%, 01/15/2018 (b)	346,978
	Deutsche Telekom
	International Finance B.V.
810,000	6.000%, 07/08/2019 (b)	817,209
		1,164,187
	Electric Utilities 1.8%
	Entergy Arkansas Inc.
175,000	5.000%, 07/01/2018	161,547
	Entergy Louisiana LLC
70,000	5.500%, 04/01/2019	66,049
	Great River Energy
100,000	7.233%, 07/01/2038 (Acquired
	04/23/2008, Cost $100,000) (a)	97,187
	Indianapolis Power & Light Co.
290,000	6.050%, 10/01/2036 (Acquired
	Multiple Dates, Cost $276,407) (a)	224,668
	Mackinaw Power LLC
274,470	6.296%, 10/31/2023 (Acquired
	Multiple Dates, Cost $267,835) (a)	226,303
	Windsor Financing LLC
182,216	5.881%, 07/15/2017 (Acquired
	Multiple Dates, Cost $182,095) (a)	160,295
		936,049
	Food & Staples Retailing 0.9%
	CVS Caremark Corp.
529,538	6.943%, 01/10/2030 (Acquired
	02/19/2009, Cost $409,735) (a)	479,142

	Gas Utilities 0.6%
	EQT Corp.
270,000	8.125%, 06/01/2019	288,999

	Industrial Consumer Services 1.2%
	ERAC USA Finance Company
665,000	6.375%, 10/15/2017 (Acquired
	Multiple Dates, Cost $511,241) (a)	600,433

	Insurance 19.4%
	Aflac, Inc.
390,000	8.500%, 05/15/2019	416,728
	Allstate Corp.
355,000	7.450%, 05/16/2019	384,060

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2009

Principal Amount		Value

CORPORATE BONDS 63.3% (continued)

	Insurance 19.4% (continued)
	Genworth Global Funding
$795,000	5.875%, 05/03/2013 (Acquired
	Multiple Dates, Cost $572,678) (a)	$715,123
45,000	5.750%, 05/15/2013	40,746
	Hartford Financial Services Group
280,000	5.375%, 03/15/2017	222,032
	Hartford Life Global Funding
85,000	2.096%, 03/15/2011 (c)	77,516
165,000	1.231%, 01/17/2012	142,441
520,000	1.203%, 08/15/2013 (Acquired
	08/28/2008, Cost $485,445) (a)	459,722
	Jackson National Life Global Funding
155,000	5.125%, 02/10/2011 (Acquired
	Multiple Dates, Cost $154,198) (a)	149,902
180,000	5.375%, 05/08/2013 (Acquired
	05/01/2008 and 05/28/2008,
	Cost $179,526) (a)	173,270
	Lincoln National Corp.
235,000	8.750%, 07/01/2019	236,991
1,256,000	7.000%, 05/17/2066	791,280
795,000	6.050%, 04/20/2067	504,825
	Metlife, Inc.
555,000	5.125%, 06/10/2014 (Acquired
	06/3/2009 and 06/4/2009,
	Cost $554,348) (a)	550,681
550,000	6.817%, 08/15/2018	553,910
	Monumental Global Funding
355,000	1.262%, 01/25/2013 (Acquired
	Multiple Dates, Cost $330,299) (a)(c)	270,607
260,000	5.500%, 04/22/2013 (Acquired
	4/18/2008, Cost $259,888) (a)	250,863
110,000	5.250%, 01/15/2014 (Acquired
	06/10/2009, Cost $103,768) (a)	103,751
	Nationwide Life Global Fund
795,000	5.450%, 10/02/2012 (Acquired
	09/25/2007, Cost $794,006) (a)	778,608
	Principal Financial Group, Inc.
170,000	8.875%, 05/15/2019	178,469
	Principal Life Funding
295,000	5.150%, 06/17/2011	296,638
	Pricoa Global Funding I
350,000	5.400%, 10/18/2012 (Acquired
	10/11/2007 and 04/25/2008,
	Cost $349,431) (a)	339,560
395,000	5.450%, 06/11/2014 (Acquired
	06/4/2009 and 06/5/2009,
	Cost $393,825) (a)	394,317
	Protective Life Corp.
730,000	5.450%, 09/28/2012	728,829
	Prudential Financial Inc.
290,000	6.100%, 06/15/2017	275,892
315,000	6.000%, 12/01/2017	296,339
130,000	7.375%, 06/15/2019	127,638
	Torchmark Corp.
325,000	9.250%, 06/15/2019	331,783
		9,792,521
	Machinery Manufacturing 0.5%
	Weatherford International
290,000	6.500%, 08/01/2036	262,447

	Media 0.5%
	Time Warner, Inc.
75,000	9.150%, 02/01/2023	81,320
185,000	7.700%, 05/01/2032	181,793
		263,113
	Metals & Mining 1.6%
	Alcoa Inc.
140,000	6.750%, 07/15/2018	124,205
275,000	5.900%, 02/01/2027	196,090
235,000	5.950%, 02/01/2037	160,114
	Arcelormittal SA Luxembourg
285,000	9.850%, 06/01/2019	307,576
		787,985

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2009

Principal Amount		Value

CORPORATE BONDS 63.3% (continued)

	Multi-Utilities &
	Unregulated Power 0.3%
	Kiowa Power Partners LLC
$172,383	4.811%, 12/30/2013 (Acquired
	08/03/2007 and 11/22/2004,
	Cost $172,224) (a)	$158,841

	Oil, Gas & Consumable Fuels 1.9%
	PF Export Receivables Master Trust
286,404	3.748%, 06/01/2013 (Acquired
	Multiple Dates, Cost $286,449) (a)	293,624
	Talisman Energy, Inc.
280,000	7.750%, 06/01/2019	310,182
	Valero Energy Corp.
405,000	6.625%, 06/15/2037	345,514
		949,320
	Real Estate Investment Trusts 3.9%
	AMB Property LP
165,000	6.300%, 06/01/2013	153,013
	Boston Properties LP
225,000	6.250%, 01/15/2013	223,956
	Federal Realty Investment Trust
235,000	5.650%, 06/01/2016	205,845
105,000	6.200%, 01/15/2017	93,008
	Liberty Property LP
455,000	6.625%, 10/01/2017	386,112
	Realty Income Corp.
275,000	5.950%, 09/15/2016	244,610
	Regency Centers LP
265,000	5.250%, 08/01/2015	215,126
	Simon Property Group LP
250,000	5.100%, 06/15/2015	228,281
125,000	5.750%, 12/01/2015	115,123
20,000	6.100%, 05/01/2016	18,664
75,000	5.250%, 12/01/2016	66,621
		1,950,359
	Total Corporate Bonds
	(Cost $30,450,882)	32,012,451

MORTGAGE BACKED SECURITIES 12.9%
	Banc of America Commercial Mortgage Inc.
405,000	Series 2006-5, Class A4,
	5.414%, 09/10/2016	322,926
495,000	Series 2009-UB1, Class A4,
	5.699%, 05/24/2017 (Acquired
	06/18/2009, Cost $400,602) (a)	412,397
385,000	Series 2006-3, Class A4,
	5.889%, 07/10/2044	305,707
	CitiMortgage Alternative Loan Trust
1,542,554	Series 2007-A7, Class 3A1,
	5.750%, 07/25/2022	1,092,803
	Credit Suisse First Boston
	Mortgage Securities Corp.
98,267	Pool # 2005-10, 5.000%, 09/25/2015	82,022
22,515	Pool # 2003-1, 7.000%, 02/25/2033	21,769
	FNMA TBA
965,000	Pool #000TBA,
	4.500%, 08/15/2035 (e)(f)	959,270
	GS Mortgage Securities Corp. II
529,906	Series 2007-EOP, Class A1, 5.410%,
	03/06/2020 (Acquired 09/17/2007 and
	04/22/2008, Cost $521,087) (a)(c)	453,889
	Master Asset Securitization Trust
92,493	Pool # 2004-3, 4.750%, 01/25/2014	91,076
	Residential Accredit Loans, Inc.
291,932	Series 2004-QS4, Class A1,
	4.350%, 03/25/2034	260,367
	Residential Asset Securitization Trust
223,355	Series 2003-A6, Class A1,
	4.500%, 07/25/2033	211,511
	UBS Commercial Mortgage Trust
800,000	Series 2006-C1, Class A4,
	5.156%, 02/15/2031	666,238
580,000	Series 2007-C1, Class A4,
	5.424%, 02/15/2040	421,590
360,000	Series 2007-C2, Class A3,
	5.430%, 02/15/2040	260,202
The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2009

Principal Amount		Value

MORTGAGE BACKED
SECURITIES 12.9% (continued)
$43,000	Series 2007-C3, Class A4,
	6.136%, 07/15/2044 (c)	$31,224
	Wachovia Bank Commercial
	Mortgage Trust
325,000	Series 2006-C23, Class A4,
	5.418%, 01/15/2045	259,484
690,000	Series 2006-C24, Class A3,
	5.558%, 03/15/2045	590,197
115,000	Series 2007-C31, Class A2,
	5.421%, 04/15/2047	105,554
	Total Mortgage Backed Securities
	(Cost $7,157,479)	6,548,226

U.S. TREASURY OBLIGATIONS 15.6%

	United States Treasury Notes 15.6%
3,205,000	0.875%, 05/31/2011	3,193,494
3,240,000	1.125%, 06/30/2011	3,240,259
1,395,446	2.125%, 01/15/2019	1,441,234
	Total U.S. Treasury Obligations
	(Cost $7,807,382)	7,874,987

SHORT-TERM INVESTMENTS 5.8%

	United States Treasury Bills 3.2%
1,100,000	0.215%, 12/03/2009	$1,098,629
500,000	0.265%, 12/24/2009	499,280
		1,597,909
	Variable Rate Demand Notes (d) 2.6%
498,112	American Family
	Financial Services, Inc., 0.100%	498,112
822,582	U.S. Bank, N.A.	822,582
		1,320,694
	Total Short-Term Investments
	(Cost $2,918,603)	2,918,603

	Total Investments 100.1%
	(Cost $49,742,122)	50,602,230

	Liabilities in Excess
	of Other Assets (0.1)%	(25,967)

	TOTAL NET ASSETS 100.0%	$50,576,263

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.  The total value of these securities amounted to $10,331,830 (20.4% of net assets) at June 30, 2009.

(b)	U.S.-dollar denominated security of foreign issuer.
(c)	Adjustable Rate.
(d)	Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2009.
(e)	When-issued security.
(f)	Entity under conservatorship of the federal government.

ALLOCATION OF PORTFOLIO HOLDINGS
At June 30, 2009, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Asset-Backed Securities	2.5%	U.S. Treasury Obligations	15.6
Corporate Bonds	63.3	Short-Term Investments	5.8
Mortgage-Backed Securities	12.9	Liabilities in Excess of Other Assets	(0.1)
		Total	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

Assets:
Investments at value (cost $49,742,122)	$50,602,230
Cash	10,498
Interest receivable	483,401
Receivable for investments sold	3,506,665
Receivable from Adviser	6,312
Prepaid expenses and other assets	16,233
Total assets	54,625,339

Liabilities:
Payable for investments purchased	4,002,282
Accrued expenses	46,794
Total liabilities	4,049,076
Net Assets	$50,576,263

Net Assets Consist of:
Paid in capital	$59,325,507
Undistributed net investment income	118,324
Accumulated net realized loss	(9,727,676)
Net unrealized appreciation on investments	860,108
Net Assets	$50,576,263

Capital Stock, $0.01 Par Value
Authorized	50,000,000
Issued and outstanding	4,871,786
Net Asset Value, Redemption Price and Offering Price Per Share	$10.38

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
STATEMENT OF OPERATIONS

Year Ended
June 30, 2009
Investment Income:
Interest income	$5,793,919
Total Investment Income	5,793,919

Expenses:
Investment advisory fees (Note 3)	343,157
Fund administration and accounting fees	72,958
Audit fees	37,571
Legal fees	26,370
Custody fees	23,305
Federal and state registration fees	22,729
Shareholder servicing fees	10,990
Directors’ fees and related expenses	8,895
Compliance related expenses	6,068
Reports to shareholders	2,790
Other	5,563
Total expenses before waiver and reimbursement	560,396
Waiver and reimbursement of expenses by Adviser (Note 3)	(276,351)
Net expenses	284,045
Net Investment Income	5,509,874

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	(8,876,168)
Swap contracts	71,746
Change in net unrealized appreciation/(depreciation) on:
Investments	1,302,219
Swap contracts	72,889
Net Realized and Unrealized Loss on Investments	(7,429,314)
Net Decrease in Net Assets Resulting from Operations	$(1,919,440)

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2009	June 30, 2008
Operations:
Net investment income	$5,509,874	$4,469,938
Net realized gain (loss) on:
Investments	(8,876,168)	2,827,256
Swap contracts	71,746	(326,444)
Change in net unrealized appreciation/depreciation on:
Investments	1,302,219	136,506
Swap contracts	72,889	(78,950)
Net increase (decrease) in net assets resulting from operations	(1,919,440)	7,028,306

Distributions From:
Net investment income	(5,468,450)	(4,337,398)
Total distributions	(5,468,450)	(4,337,398)

Capital Share Transactions:
Shares issued in connection with acquisition of Columbus Core Fund (see Note 6)	—	14,423,390
Shares sold	14,029,124	25,991,538
Shares issued to holders in reinvestment of distributions	4,545,747	3,182,396
Shares redeemed	(60,476,919)	(37,193,125)
Net increase (decrease) in net assets resulting from capital share transactions	(41,902,048)	6,404,199
Total Increase (Decrease) in Net Assets	(49,289,938)	9,095,107

Net Assets:
Beginning of Year	99,866,201	90,771,094
End of Year (includes undistributed net investment
income of $118,324 and $88,773, respectively)	$50,576,263	$99,866,201

Transactions in Shares:
Shares issued in connection with acquisition of Columbus Core Fund (see Note 6)	—	1,425,241
Shares sold	1,382,214	2,516,992
Shares issued to holders in reinvestment of distributions	484,314	307,136
Shares redeemed	(6,693,940)	(3,638,089)
Net increase (decrease) in shares outstanding	(4,827,412)	611,280

The accompanying notes are an integral part of these financial statements.

Frontegra Columbus Core Fund
FINANCIAL HIGHLIGHTS

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$10.30	$9.99	$9.86	$10.36	$10.22

Income (Loss) from
Investment Operations:
Net investment income	0.72	0.48	0.48	0.42	0.37
Net realized and unrealized gain (loss) on investments	0.08	0.30	0.13	(0.43)	0.27
Total Income (Loss) from Investment Operations	0.80	0.78	0.61	(0.01)	0.64

Less Distributions:
From net investment income	(0.72)	(0.47)	(0.48)	(0.43)	(0.37)
From net realized gain on investments	—	—	—	(0.06)	(0.13)
Total Distributions	(0.72)	(0.47)	(0.48)	(0.49)	(0.50)

Net Asset Value, End of Year	$10.38	$10.30	$9.99	$9.86	$10.36
Total Return	8.64%	7.89%	6.26%	(0.11)%	6.32%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$50,576	$99,866	$90,771	$96,887	$95,719
Ratio of expenses to average net assets
Before waivers and reimbursements	0.69%	0.66%	0.66%	0.65%	0.62%
Net of waivers and reimbursements	0.35%	0.30%	0.20%	0.20%	0.40%
Ratio of net investment income to average net assets
Before waivers and reimbursements	6.38%	4.29%	4.31%	3.75%	2.85%
Net of waivers and reimbursements	6.72%	4.65%	4.77%	4.20%	3.07%
Portfolio turnover rate	414%	965%	980%	1,121%	1,080%

The accompanying notes are an integral part of these financial statements.

FRONTEGRA

IRONBRIDGE

SMALL CAP FUND

FRONTEGRA

IRONBRIDGE

SMID FUND

REPORT FROM IRONBRIDGE CAPITAL
MANAGEMENT, L.P.

Dear Fellow Shareholders:

The Frontegra IronBridge Small Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations.  The objective is relative to, and measured against, the Russell 2000®(1) Index.

The Frontegra IronBridge SMID Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small and mid market capitalizations.  The objective is relative to, and measured against, the Russell 2500TM(2)  Index.

Performance Review

For the year ending June 30, 2009, the Frontegra IronBridge Small Cap Fund modestly trailed the benchmark, returning -26.00% net of fees compared with the Russell 2000 Index return of -25.01% for the same period.

Small Cap Fund Best Performers	Return	Small Cap Fund Worst Performers	Return
Cypress Semiconductor Corp.	140.18%	International Coal Group Inc.	-90.57%
Netflix Inc.	101.75%	Berry Petroleum Co.	-87.04%
Cathay General Bancorp	95.52%	Sangamo Biosciences Inc.	-77.85%
Synaptics Inc.	49.78%	RTI International Metals Inc.	-76.28%
Neogen Corp.	48.67%	Tesco Corp.	-74.90%
PICO Holdings Inc.	43.44%	First Industrial Realty Trust Inc.	-72.98%
Tractor Supply Co.	42.44%	LeapFrog Enterprises Inc.	-71.14%
Axsys Technologies Inc.	42.09%	Hansen Medical Inc.	-70.45%
Cerner Corp.	40.22%	Veeco Instruments Inc.	-69.80%
Tyler Technologies Inc.	37.12%	Unit Corp.	-66.91%

The stock selection within Financials, Energy, and Industrials was a positive contributor to the relative return profile, while exposure amongst the Health Care, Information Technology, and Consumer Discretionary names detracted from the Fund’s performance.

The Frontegra IronBridge SMID Fund outperformed its benchmark, the Russell 2500 Index, for the 12-month period ending June 30, 2009.  The Fund returned -25.78% net of fees, versus the -26.72% return of the Russell 2500 Index.

SMID Fund Best Performers	Return	SMID Fund Worst Performers	Return
Cypress Semiconductor Corp.	136.89%	Berry Petroleum Co.	-83.53%
O’Reilly Automotive Inc.	70.22%	Arch Coal Inc.	-78.91%
Synaptics Inc.	54.11%	Woodward Governor Co.	-75.44%
F5 Networks Inc.	52.80%	BE Aerospace Inc.	-72.22%
Flowserve Corp.	49.37%	Hansen Medical Inc.	-70.18%
Barr Pharmaceuticals Inc.	40.87%	Affiliated Managers Group Inc.	-67.16%
Cerner Corp.	37.45%	Cepheid Inc.	-66.83%
priceline.com Inc.	36.01%	Alexandria Real Estate Equities Inc.	-64.53%
Intuit Inc.	26.83%	Abercrombie & Fitch Co.	-63.62%
Mid-America Apartment		Intersil Corp.	-59.10%
Communities Inc.	23.59%

(1)	Russell 2000® Index is either a registered trademark or tradename of Russell Investment Group in the U.S. and/or other countries. Indexes are unmanaged and cannot be invested in directly.
(2)	Russell 2500™ Index is either a registered trademark or tradename of Russell Investment Group in the U.S. and/or other countries. Indexes are unmanaged and cannot be invested in directly.

The stock selection within Energy, Information Technology, Materials, Financials, and Industrials was a positive contributor to the relative return profile, while exposure amongst the Utilities, Health Care, and Consumer Staples detracted from the Fund’s performance.

Stocks surged in the final three months of the Funds’ fiscal year, reversing the trend of significant decline that occurred since mid-2008.  The sharp rebound was a combination of better than expected earnings associated with massive corporate cost cutting efforts and a “quantitative easing” that began on March 9, 2009.  Since that date, the Russell 2000 Index is up 49%, while the Russell 2500 Index is up 47%.  Quantitative easing entails a forced increase in the money supply, which is aimed at offsetting powerful deflationary forces and freeing up credit markets.  So far, the quantitative easing is having its intended effect of offsetting powerful deflationary forces as the asset prices of everything from corn to oil to stocks have stopped falling and significantly increased.  However, the key asset price that needs to stabilize in order for the economy to stabilize is the price of housing.  We believe that quantitative easing will continue until housing prices stop falling.  Recent house price data suggests that we may be getting close.

The U.S. Federal Reserve’s aggressive quantitative easing strategy is an experiment in monetary policy that this country has never tried before.  It is bold in that the Federal Reserve has indicated a willingness to expand its balance sheet by $3 trillion, thereby releasing $30 trillion(3) of liquidity into the economy in the hope of offsetting the debt deflationary forces that were gripping the economy and led to the quantitative easing of March 9, 2009.  From a historical perspective, the largest expansion of the Federal Reserve’s balance sheet in history was $100 billion.  This takes the “government intervention phase” to a completely new level.  It is a game changer.

The strategy of quantitative easing amounts to using a huge monetary sledgehammer to pound down the systemic cost of capital.  Rather than allowing the market to determine the cost of capital, the Federal Reserve tries to push the cost of capital to where the Fed wants it to go in order to fix what the Fed assumes is a broken market.  There is no question that the Federal Reserve and the Government got what they wanted in the near term.  Quantitative easing had the immediate effect of driving a powerful rally in the debt and equity markets.  Interest rates fell, capital markets thawed, and consumers began to refinance their mortgages at historically low, long-term mortgage rates.

The idea that the government can manipulate the cost of capital concerns us.  Investors with IronBridge Capital Management know that we prefer market-based pricing mechanisms, across all markets, in order to optimize resource allocation within the economy.  Perhaps quantitative easing is the right near-term solution, as it appears to have had the desired effect of stabilizing asset prices, which is critical for a global banking system as leveraged as the current one.  However, at the company-specific level, it changes the relative winners and losers in ways that make it difficult for free market-oriented investors to outperform, at least in the near term.

Portfolio Outlook

IronBridge’s portfolio strategy never waivers – we buy companies that we believe create shareholder value and offer attractive payoff structures.  We diversify the portfolio by sector and Life Cycle to help force excess return to come from stock selection and to minimize factor bets.

Our Life Cycle approach compels us to think about the nature of competition and the changing winners and losers in the competition for capital.  The degree to which the U.S. government is proposing to interfere with the natural market forces that determine the future winners and losers has never been this high.  This complicates current decision-making – there is so much that can change (or not) over the next several months.  Current major proposals being considered include Health Care Reform, Cap & Trade, Tax Reform, and Financial Reform.  The passage (or not) of these massive intrusions into the private markets will undoubtedly influence future CFROIs, and growth rates, and the relative competitive position of thousands of companies.  Some proposals, if passed, could literally turn the wealth-creation process upside down.  We must consider this in our assessment of the long-term competitive position of both the companies we own, and those we do not own.

(3)	$3 trillion of capital in the banking system converts into $30 trillion of lending capacity at current reserve requirements.

For example, our holdings in the Financials sector are generally higher quality, more conservatively managed companies that did not participate in financial “sinnovation”.  This approach has served the portfolio well in terms of excess return among our Financials holdings relative to those held in the benchmark.  However, if financial reform results in increasing the reserve requirements for ALL banks, the more conservative banks will be less profitable because of less leverage and have nowhere to go but down, while the least conservative banks will generate fewer losses, improve their balance sheet, and will likely go up.  Using our current approach, the potential effect could negatively impact our results.

Our reluctance to get all of our new buy ideas into the portfolio immediately relates to the uncertainty regarding the previously identified government proposals, which could change the competitive landscape across multiple industries.  Therefore, for the moment, we continue to own companies with skilled management teams who are doing the right things to create shareholder value and companies that have attractive payoff structures, recognizing that many of these payoff structures can change depending on the degree of government intrusion into their markets.

From a risk control perspective, we do not want to guess on these various proposals.  Therefore, we try to stay broadly diversified and fairly tight to our benchmark weights in terms of the portfolio’s sector and Life Cycle weights.  The only exception is with Turn Arounds (distressed businesses).  Turn Arounds have benefited from what we believe is a very rare exceptional increase in value due to an increase in option value associated with quantitative easing.  Because option value is a function of the square root of time, the upside from here is less attractive relative to the downside.  We do not believe it is prudent to add highly leveraged, potentially bankrupt companies to the portfolio, even if non-ownership might hurt us.  Additionally, payoff structures are unusually wide, given the greater uncertainty.  This supports the case for more stocks in the portfolio at this time.  Therefore, the current number of stocks we own is at the higher end of our historical range.  As events unfold, and payoff structures narrow, the number of stocks in the portfolio may fall as we adapt to the new environment and learn from our calculations of downside risk versus upside reward potential.

While we were more optimistic entering the spring months, our outlook is a little more cautious for the latter summer months because the valuation milestones are less clear, especially following the dramatic market increase.  Earnings season is about to kick off, and we will have a better idea as to whether CFROI and asset growth can keep the markets moving higher now that quantitative easing has had its desired impact on the cost of capital.  While there is genuine progress on several milestones that relate to the self-correcting mechanisms of capitalism, there is also tremendous uncertainty as to what degree the changes proposed in Washington may or may not influence winners and losers in the competition for capital across virtually every industry.

The good news is that we have a list of buy candidates prepared and will take advantage of opportunities as they present themselves and as more information regarding various government proposals succeed, are modified, or fail.  Then we will have even more confidence in our calculated payoff structures, and we will be in position to act for the benefit of our clients.

Thank you for your continued support.

Christopher C. Faber	Jeffrey B. Madden
IronBridge Capital Management, L.P.	IronBridge Capital Management, L.P.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*	8/30/02 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 6/30/09	FUND	INDEX

SIX MONTHS	3.96%	2.64%

ONE YEAR	(26.00)%	(25.01)%

FIVE YEAR
AVERAGE ANNUAL	1.01%	(1.71)%

SINCE COMMENCEMENT
AVERAGE ANNUAL	8.11%	5.28%

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS
June 30, 2009

Number of Shares		Value

COMMON STOCKS 96.1%

	Aerospace & Defense 3.2%
19,764	Axsys Technologies, Inc. (a)	$1,060,141
69,803	Esterline Technologies Corp. (a)	1,889,567
109,450	Moog Inc. - Class A (a)	2,824,904
105,551	Orbital Sciences Corp. (a)	1,601,209
49,777	Triumph Group, Inc.	1,991,080
		9,366,901
	Apparel Retail 0.5%
48,110	The Buckle, Inc.	1,528,455

	Auto Components 1.3%
158,396	Gentex Corp.	1,837,394
135,881	Superior Industries
	International, Inc.	1,915,922
		3,753,316
	Biotechnology 4.3%
64,009	Albany Molecular Research, Inc. (a)	537,035
214,237	Cepheid, Inc. (a)	2,018,113
213,337	Exelixis, Inc. (a)	1,038,951
105,972	Isis Pharmaceuticals, Inc. (a)	1,748,538
90,116	Luminex Corp. (a)	1,670,751
57,719	Metabolix, Inc. (a)	474,450
33,960	Myriad Genetics, Inc. (a)	1,210,674
5,615	Myriad Pharmaceuticals Inc. (a)	26,110
59,721	Onyx Pharmaceuticals, Inc. (a)	1,687,715
34,473	Techne Corp.	2,199,722
		12,612,059
	Building Products 1.9%
185,120	Apogee Enterprises, Inc.	2,276,976
99,353	Universal Forest Products, Inc.	3,287,591
		5,564,567
	Capital Markets 2.9%
152,339	Jefferies Group, Inc. (a)	3,249,391
109,476	Knight Capital
	Group, Inc. - Class A (a)	1,866,566
87,390	optionsXpress Holdings, Inc.	1,357,166
84,249	Waddell & Reed Financial, Inc.	2,221,646
		8,694,769
	Chemicals 4.3%
60,006	Arch Chemicals, Inc.	1,475,548
84,174	FMC Corp.	3,981,430
77,720	Lubrizol Corp.	3,676,933
186,345	Methanex Corp. (b)	2,280,863
41,091	Minerals Technologies, Inc.	1,480,098
		12,894,872
	Commercial Banks 3.9%
87,587	Cullen/Frost Bankers, Inc.	4,039,512
35,141	IBERIABANK Corp.	1,384,907
102,556	TCF Financial Corp.	1,371,174
41,268	United Bankshares, Inc.	806,377
80,445	Westamerica Bancorporation	3,990,876
		11,592,846
	Commercial Services & Supplies 1.9%
39,524	PICO Holdings, Inc. (a)	1,134,339
14,256	Strayer Education, Inc.	3,109,376
47,397	Tetra Tech, Inc. (a)	1,357,924
		5,601,639
	Communications Equipment 2.0%
92,045	Polycom, Inc. (a)	1,865,752
245,865	Tekelec (a)	4,137,908
		6,003,660
	Computers & Peripherals 1.2%
88,237	Synaptics Inc. (a)	3,410,360

	Construction & Engineering 1.3%
98,980	Insituform Technologies, Inc. (a)	1,679,690
173,155	MasTec, Inc. (a)	2,029,377
		3,709,067
	Consumer Electronics 0.5%
75,418	Universal Electronics, Inc. (a)	1,521,181

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2009

Number of Shares		Value

COMMON STOCKS 96.1% (continued)

	Distributors 0.5%
54,767	WESCO International, Inc. (a)	$1,371,366

	Diversified Financial Services 0.7%
61,340	Financial Federal Corp.	1,260,537
31,981	GATX Corp.	822,551
		2,083,088
	Electric Utilities 1.9%
150,288	Black Hills Corp.	3,455,121
50,715	ITC Holdings Corp.	2,300,432
		5,755,553
	Electrical Equipment 2.9%
88,308	American Superconductor Corp. (a)	2,318,085
42,461	SunPower Corp. (a)	1,016,941
129,497	Thomas & Betts Corp. (a)	3,737,283
76,136	Woodward Governor Co.	1,507,493
		8,579,802
	Electronic Equipment
	& Instruments 6.0%
203,164	Daktronics, Inc.	1,564,363
25,750	Dionex Corp. (a)	1,571,522
161,316	FLIR Systems, Inc. (a)	3,639,289
24,340	Itron, Inc. (a)	1,340,404
162,289	National Instruments Corp.	3,661,240
65,585	Rofin-Sinar Technologies, Inc. (a)	1,312,356
76,399	ScanSource, Inc. (a)	1,873,303
152,555	Trimble Navigation Ltd. (a)	2,994,655
		17,957,132
	Energy Equipment & Services 3.5%
48,694	Lufkin Industries, Inc.	2,047,582
62,484	Oceaneering International, Inc. (a)	2,824,277
113,953	Oil States International, Inc. (a)	2,758,802
104,040	Unit Corp. (a)	2,868,383
		10,499,044
	Food Products 1.8%
132,579	Corn Products International, Inc.	3,551,792
77,024	Flowers Foods, Inc.	1,682,204
		5,233,996
	Gas Utilities 3.3%
88,148	AGL Resources, Inc.	2,803,106
166,941	Southern Union Co.	3,070,045
148,769	UGI Corp.	3,792,122
		9,665,273
	Health Care Equipment & Supplies 6.7%
120,831	ABIOMED, Inc. (a)	1,065,729
54,191	Gen-Probe, Inc. (a)	2,329,129
126,013	Hansen Medical, Inc. (a)	622,504
39,599	IDEXX Laboratories, Inc. (a)	1,829,474
141,973	Illumina, Inc. (a)	5,528,429
29,254	Neogen Corp. (a)	847,781
42,202	SonoSite, Inc. (a)	846,572
131,504	Varian, Inc. (a)	5,185,203
81,144	ZOLL Medical Corp. (a)	1,569,325
		19,824,146
	Health Care Providers & Services 3.9%
86,539	Cerner Corp. (a)	5,390,514
138,924	Owens & Minor, Inc.	6,087,650
		11,478,164
	Hotels Restaurants & Leisure 0.9%
87,521	WMS Industries, Inc. (a)	2,757,787

	Household Durables 3.0%
135,917	AptarGroup, Inc.	4,589,917
43,078	Snap-on, Inc.	1,238,062
116,905	Tupperware Brands Corp.	3,041,868
		8,869,847
	Industrial Conglomerates 2.6%
23,797	Alleghany Corp.	6,448,987
49,468	Raven Industries, Inc.	1,266,381
		7,715,368
	Insurance 3.1%
245,315	American Financial Group, Inc.	5,293,898

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2009

Number of Shares		Value

COMMON STOCKS 96.1% (continued)

	Insurance 3.1% (continued)
105,709	Argo Group International
	Holdings, Ltd. (a)(b)	$2,983,108
65,061	Stewart Information Services Corp.	927,119
		9,204,125
	Internet & Catalog Retail 0.5%
36,820	Netflix, Inc. (a)	1,522,139

	IT Services 0.5%
101,606	Tyler Technologies, Inc. (a)	1,587,086

	Leisure Equipment & Products 0.6%
347,338	Callaway Golf Co.	1,761,004

	Machinery 4.0%
90,670	Astec Industries, Inc. (a)	2,691,992
65,185	IDEX Corp.	1,601,596
60,343	Kaydon Corp.	1,964,768
67,708	Lincoln Electric Holdings, Inc.	2,440,196
42,648	Valmont Industries, Inc.	3,074,068
		11,772,620
	Marine 1.3%
166,723	Alexander & Baldwin, Inc.	3,907,987

	Metals & Mining 1.3%
64,799	Carpenter Technology	1,348,467
219,312	GrafTech International Ltd. (a)	2,480,419
		3,828,886
	Multiline Retail 0.4%
49,260	Big Lots, Inc. (a)	1,035,938

	Multi-Utilities &
	Unregulated Power 2.2%
362,815	Avista Corp.	6,461,735

	Oil & Gas 1.7%
93,213	Cabot Oil & Gas Corp.	2,856,046
87,011	Swift Energy Co. (a)	1,448,733
82,162	Tesco Corp. (a)(b)	652,366
		4,957,145
	Real Estate 4.5%
23,240	Alexandria Real Estate Equities, Inc.	831,760
178,530	Corporate Office Properties Trust	5,236,285
140,781	Mid-America Apartment
	Communities, Inc.	5,168,070
82,224	The St. Joe Co. (a)	2,178,114
		13,414,229
	Semiconductor & Semiconductor
	Equipment 2.5%
329,592	Cypress Semiconductor Corp. (a)	3,032,246
124,651	Semtech Corp. (a)	1,983,197
36,201	Standard Microsystems Corp. (a)	740,311
73,155	Varian Semiconductor
	Equipment Associates, Inc. (a)	1,754,989
		7,510,743
	Software 2.8%
70,470	ANSYS, Inc. (a)	2,195,845
85,647	Informatica Corp. (a)	1,472,272
103,347	Jack Henry & Associates, Inc.	2,144,450
114,588	Parametric Technology Corp. (a)	1,339,534
38,560	Sybase, Inc. (a)	1,208,470
		8,360,571
	Specialty Retail 1.2%
88,025	Tractor Supply Co. (a)	3,637,193

	Telephone Communications 0.5%
220,559	TeleCommunication
	Systems, Inc. (a)	1,568,174

	Textiles, Apparel & Luxury Goods 1.1%
146,998	Wolverine World Wide, Inc.	3,242,776

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2009

Number of Shares		Value

COMMON STOCKS 96.1% (continued)

	Thrifts & Mortgage Finance 1.0%
175,392	Provident Financial Services, Inc.	$1,596,067
106,750	Washington Federal, Inc.	1,387,750
		2,983,817
	Total Common Stocks
	(Cost $300,102,895)	284,800,426

EXCHANGE TRADED FUNDS 1.9%
113,610	iShares Russell 2000 Index Fund	5,789,566
	Total Exchange Traded Funds
	(Cost $5,166,289)	5,789,566

Principal Amount
SHORT-TERM INVESTMENTS 0.3%

	Variable Rate Demand Notes (c) 0.3%
$571,927	American Family
	Financial Services, Inc., 0.100%	571,927
236,667	U.S. Bank, N.A.	236,667
		808,594
	Total Short-Term Investments
	(Cost $808,594)	808,594

	Total Investments 98.3%
	(Cost $306,077,778)	291,398,586

	Other Assets in Excess
	of Liabilities 1.7%	5,046,106

	TOTAL NET ASSETS 100.0%	$296,444,692
(a)	Non-Income Producing.
(b)	U.S.-dollar denominated security of foreign issuer.
(c)	Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2009.

ALLOCATION OF PORTFOLIO HOLDINGS
At June 30, 2009, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Common Stocks	96.1%
Exchange Traded Funds	1.9
Short-Term Investments	0.3
Other Assets in Excess of Liabilities	1.7
Total	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

Assets:
Investments at value (cost $306,077,778)	$291,398,586
Cash	24,551
Dividends and interest receivable	307,876
Receivable for Fund shares sold	124,771
Receivable for investments sold	5,963,691
Prepaid expenses and other assets	22,130
Total assets	297,841,605

Liabilities:
Payable for investments purchased	1,041,675
Payable for Fund shares redeemed	49,865
Accrued investment advisory fee	247,372
Accrued expenses	58,001
Total liabilities	1,396,913
Net Assets	$296,444,692

Net Assets Consist of:
Paid in capital	$360,881,103
Undistributed net investment income	1,187,053
Accumulated net realized loss	(50,944,272)
Net unrealized depreciation on investments	(14,679,192)
Net Assets	$296,444,692

Capital Stock, $0.01 Par Value
Authorized	50,000,000
Issued and outstanding	25,111,874
Net Asset Value, Redemption Price and Offering Price Per Share	$11.80

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF OPERATIONS

Year Ended
June 30, 2009
Investment Income:
Dividend income(1)	$4,352,997
Interest income	137,450
Total Investment Income	4,490,447

Expenses:
Investment advisory fees (Note 3)	3,002,000
Fund administration and accounting fees	88,342
Audit fees	34,676
Legal fees	28,908
Custody fees	27,937
Federal and state registration fees	27,110
Shareholder servicing fees	21,105
Reports to shareholders	17,990
Directors’ fees and related expenses	8,295
Compliance related expenses	5,268
Other	14,835
Total expenses	3,276,466
Net Investment Income	1,213,981

Realized and Unrealized Loss on Investments:
Net realized loss on:
Investments	(50,963,550)
Change in net unrealized appreciation/(depreciation) on:
Investments	(50,588,011)
Net Realized and Unrealized Loss on Investments	(101,551,561)
Net Decrease in Net Assets Resulting from Operations	$(100,337,580)

(1)	Net of $14,051 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2009	June 30, 2008
Operations:
Net investment income	$1,213,981	$369,703
Net realized gain (loss) on investments	(50,963,550)	42,297,592
Change in net unrealized appreciation/(depreciation) on investments	(50,588,011)	(68,499,235)
Net decrease in net assets resulting from operations	(100,337,580)	(25,831,940)

Distributions From:
Net investment income	(189,366)	(96,114)
Net realized gain	(16,024,635)	(45,487,192)
Total distributions	(16,214,001)	(45,583,306)

Capital Share Transactions:
Shares sold	54,279,666	36,326,779
Shares issued to holders in reinvestment of distributions	15,455,049	43,952,221
Shares redeemed	(56,770,624)	(41,234,537)
Net increase in net assets resulting from capital share transactions	12,964,091	39,044,463
Total Decrease in Net Assets	(103,587,490)	(32,370,783)

Net Assets:
Beginning of Year	400,032,182	432,402,965
End of Year (includes undistributed net investment
income of $1,187,053 and $189,366, respectively)	$296,444,692	$400,032,182

Share Transactions:
Shares sold	4,728,426	1,988,935
Shares issued to holders in reinvestment of distributions	1,412,710	2,473,395
Shares redeemed	(4,512,723)	(2,226,907)
Net increase in shares outstanding	1,628,413	2,235,423

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge Small Cap Fund
FINANCIAL HIGHLIGHTS

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$17.03	$20.35	$18.25	$16.14	$15.83

Income (Loss) from
Investment Operations:
Net investment income (loss)	0.05	0.02	—	0.03	(0.03)
Net realized and unrealized gain (loss) on investments	(4.53)	(1.16)	3.82	2.25	1.38
Total Income (Loss) from Investment Operations	(4.48)	(1.14)	3.82	2.28	1.35

Less Distributions:
From net investment income	(0.01)	(0.01)	(0.02)	—	—
From net realized gain on investments	(0.74)	(2.17)	(1.70)	(0.17)	(1.04)
Total Distributions	(0.75)	(2.18)	(1.72)	(0.17)	(1.04)

Net Asset Value, End of Year	$11.80	$17.03	$20.35	$18.25	$16.14
Total Return	(26.00)%	(6.07)%	22.11%	14.20%	8.47%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$296,445	$400,032	$432,403	$404,219	$319,081
Ratio of expenses to average net assets
Before waivers and reimbursements	1.09%	1.07%	1.07%	1.08%	1.11%
Net of waivers and reimbursements	1.09%	1.08%	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.40%	0.10%	(0.01)%	0.17%	(0.28)%
Net of waivers and reimbursements	0.40%	0.09%	(0.08)%	0.15%	(0.27)%
Portfolio turnover rate	39%	53%	34%	60%	56%

The accompanying notes are an integral part of these financial statements.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*	12/31/04 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 6/30/09	FUND	INDEX

SIX MONTHS	7.01%	6.52%

ONE YEAR	(25.78)%	(26.72)%

THREE YEAR
AVERAGE ANNUAL	(5.67)%	(9.31)%

SINCE COMMENCEMENT
AVERAGE ANNUAL	(1.56)%	(3.37)%

This chart assumes an initial gross investment of $100,000 made on 12/31/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS
June 30, 2009

Number of Shares		Value

COMMON STOCKS 95.8%

	Aerospace & Defense 1.2%
59,768	Esterline Technologies Corp. (a)	$1,617,920
59,879	Teledyne Technologies, Inc. (a)	1,961,037
		3,578,957
	Apparel Retail 0.3%
28,239	The Buckle, Inc.	897,153

	Auto Components 0.5%
129,336	Gentex Corp.	1,500,298

	Biotechnology 3.6%
24,307	Alexion Pharmaceuticals, Inc. (a)	999,261
165,733	Cepheid, Inc. (a)	1,561,205
142,722	Isis Pharmaceuticals, Inc. (a)	2,354,913
126,066	Luminex Corp. (a)	2,337,263
68,207	Onyx Pharmaceuticals, Inc. (a)	1,927,530
29,528	Techne Corp.	1,884,182
		11,064,354
	Capital Markets 2.4%
116,875	Knight Capital Group,
	Inc. - Class A (a)	1,992,719
140,985	SEI Investments Co.	2,543,369
105,534	Waddell & Reed Financial, Inc.	2,782,932
		7,319,020
	Chemicals 6.9%
133,600	Albemarle Corp.	3,416,152
114,287	Calgon Carbon Corp. (a)	1,587,446
103,168	FMC Corp.	4,879,846
102,121	Lubrizol Corp.	4,831,344
166,862	Methanex Corp. (b)	2,042,391
40,581	Minerals Technologies, Inc.	1,461,728
63,626	Sigma-Aldrich Corp.	3,153,305
		21,372,212
	Commercial Banks 2.1%
115,761	Cullen/Frost Bankers, Inc.	5,338,897
219,799	KeyCorp	1,151,747
		6,490,644
	Commercial Services & Supplies 1.1%
15,276	Strayer Education, Inc.	3,331,848

	Communications Equipment 0.9%
77,781	F5 Networks, Inc. (a)	2,690,445

	Computers & Peripherals 0.9%
67,719	Synaptics Inc. (a)	2,617,339

	Construction & Engineering 2.9%
52,125	Jacobs Engineering Group, Inc. (a)	2,193,941
146,784	Quanta Services, Inc. (a)	3,395,114
66,351	URS Corp. (a)	3,285,702
		8,874,757
	Containers & Packaging 0.6%
41,770	Greif Inc. - Class A	1,847,070

	Diversified Financial Services 0.7%
78,620	GATX Corp.	2,022,106

	Electric Utilities 1.0%
68,250	ITC Holdings Corp.	3,095,820

	Electrical Equipment 2.5%
88,152	American Superconductor Corp. (a)	2,313,990
88,373	AMETEK, Inc.	3,055,938
52,564	Roper Industries, Inc.	2,381,675
		7,751,603
	Electronic Equipment
	& Instruments 3.8%
92,510	Amphenol Corp. - Class A	2,927,016
157,828	Avnet, Inc. (a)	3,319,123
51,777	FLIR Systems, Inc. (a)	1,168,089

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2009

Number of Shares		Value

COMMON STOCKS 95.8% (continued)

	Electronic Equipment
	& Instruments 3.8% (continued)
30,986	Itron, Inc. (a)	$1,706,399
126,098	Trimble Navigation Ltd. (a)	2,475,304
		11,595,931
	Energy Equipment & Services 4.0%
75,319	FMC Technologies, Inc. (a)	2,830,488
104,457	Helmerich & Payne, Inc.	3,224,587
58,893	Oceaneering International, Inc. (a)	2,661,964
141,003	Pride International, Inc. (a)	3,533,535
		12,250,574
	Food Products 4.1%
127,181	Corn Products International, Inc.	3,407,179
106,384	Flowers Foods, Inc.	2,323,427
210,835	McCormick & Co., Inc.	6,858,462
		12,589,068
	Gas Utilities 3.1%
75,650	New Jersey Resources Corp.	2,802,076
262,873	UGI Corp.	6,700,633
		9,502,709
	Health Care Equipment & Supplies 5.6%
22,350	C.R. Bard, Inc.	1,663,958
42,684	Gen-Probe, Inc. (a)	1,834,558
116,474	Hansen Medical, Inc. (a)	575,382
173,732	Illumina, Inc. (a)	6,765,124
13,240	Intuitive Surgical, Inc. (a)	2,166,858
247,431	PerkinElmer, Inc.	4,305,299
		17,311,179
	Health Care Providers & Services 3.8%
112,317	Cerner Corp. (a)	6,996,226
108,671	Owens & Minor, Inc.	4,761,963
		11,758,189
	Hotels Restaurants & Leisure 0.9%
90,945	WMS Industries, Inc. (a)	2,865,677

	Household Durables 3.4%
134,483	AptarGroup, Inc.	4,541,491
83,877	Snap-on, Inc.	2,410,625
137,823	Tupperware Brands Corp.	3,586,154
		10,538,270
	Industrial Conglomerates 1.3%
15,333	Alleghany Corp.	4,155,243

	Insurance 3.1%
135,175	American Financial Group, Inc.	2,917,076
14,865	Markel Corp. (a)	4,187,471
52,906	RLI Corp.	2,370,189
		9,474,736
	Internet & Catalog Retail 1.4%
41,647	Netflix Inc. (a)	1,721,687
23,888	priceline.com, Inc. (a)	2,664,706
		4,386,393
	Internet Software & Services 0.6%
92,399	Akamai Technologies, Inc. (a)	1,772,213

	Leisure Equipment & Products 1.4%
126,501	Callaway Golf Co.	641,360
155,637	Hasbro, Inc.	3,772,641
		4,414,001
	Machinery 2.0%
30,162	Flowserve Corp.	2,105,609
50,296	Harsco Corp.	1,423,377
28,098	IDEX Corp.	690,368
26,897	Valmont Industries, Inc.	1,938,736
		6,158,090
	Marine 1.3%
168,882	Alexander & Baldwin, Inc.	3,958,594

	Metals & Mining 1.1%
79,228	Arch Coal, Inc.	1,217,734

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2009

Number of Shares		Value

COMMON STOCKS 95.8% (continued)

	Metals & Mining 1.1% (continued)
205,729	GrafTech International Ltd. (a)	$2,326,795
		3,544,529
	Multiline Retail 0.5%
73,451	Big Lots, Inc. (a)	1,544,675

	Multi-Utilities &
	Unregulated Power 2.6%
99,891	Energen Corp.	3,985,651
216,054	MDU Resources Group, Inc.	4,098,544
		8,084,195
	Oil & Gas 3.2%
96,120	Cabot Oil & Gas Corp.	2,945,117
246,042	Denbury Resources, Inc. (a)	3,624,199
110,180	Questar Corp.	3,422,191
		9,991,507
	Paper & Forest Products 1.6%
137,141	Rayonier Inc.	4,985,075

	Real Estate 4.7%
186,657	Corporate Office Properties Trust	5,474,650
72,958	Mid-America Apartment
	Communities, Inc.	2,678,288
237,245	The St. Joe Co. (a)	6,284,620
		14,437,558
	Semiconductor & Semiconductor
	Equipment 2.3%
133,747	Altera Corp.	2,177,401
266,867	Cypress Semiconductor Corp. (a)	2,455,177
103,463	Varian Semiconductor
	Equipment Associates, Inc. (a)	2,482,077
		7,114,655
	Software 5.1%
44,870	BMC Software, Inc. (a)	1,516,157
80,579	Citrix Systems, Inc. (a)	2,569,664
97,401	Informatica Corp. (a)	1,674,323
110,039	Intuit, Inc. (a)	3,098,698
112,455	McAfee, Inc. (a)	4,744,477
68,973	Sybase, Inc. (a)	2,161,614
		15,764,933
	Specialty Retail 1.6%
100,640	GameStop Corp. - Class A (a)	2,215,087
67,502	O’Reilly Automotive, Inc. (a)	2,570,476
		4,785,563
	Textiles, Apparel & Luxury Goods 2.0%
47,605	VF Corp.	2,634,937
157,197	Wolverine World Wide, Inc.	3,467,766
		6,102,703
	Thrifts & Mortgage Finance 2.4%
332,806	Hudson City Bancorp, Inc.	4,422,992
202,586	People’s United Financial Inc.	3,046,893
		7,469,885
	Trading Companies & Distributors 1.3%
48,416	W.W. Grainger, Inc.	3,964,302
	Total Common Stocks
	(Cost $312,427,393)	294,974,073

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2009

Principal Amount		Value

SHORT-TERM INVESTMENTS 4.3%

	Commercial Paper 2.8%
$8,575,000	U.S. Bancorp, 07/01/2009	$8,575,000

	Variable Rate Demand Notes (c) 1.5%
4,367,739	American Family Financial
	Services, Inc., 0.100%	4,367,739
222,939	U.S. Bank, N.A.	222,939
		4,590,678
	Total Short-Term Investments
	(Cost $13,165,678)	13,165,678

	Total Investments 100.1%
	(Cost $325,593,071)	308,139,751

	Liabilities in Excess
	of Other Assets - (0.1%)	(166,672)

	TOTAL NET ASSETS 100.0%	$307,973,079

(a)	Non-Income Producing.
(b)	U.S.-dollar denominated security of foreign issuer.
(c)	Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2009.

ALLOCATION OF PORTFOLIO HOLDINGS
At June 30, 2009, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Common Stocks	95.8%
Short-Term Investments	4.3
Liabilities in Excess of Other Assets	(0.1)
Total	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

Assets:
Investments at value (cost $325,593,071)	$308,139,751
Cash	21,825
Dividends and interest receivable	305,283
Receivable for Fund shares sold	1,077,408
Receivable for investments sold	8,145,041
Prepaid expenses and other assets	24,257
Total assets	317,713,565

Liabilities:
Payable for investments purchased	8,724,796
Payable for Fund shares redeemed	749,732
Accrued investment advisory fee	207,670
Accrued expenses	58,288
Total liabilities	9,740,486
Net Assets	$307,973,079

Net Assets Consist of:
Paid in capital	$372,865,584
Undistributed net investment income	1,315,023
Accumulated net realized loss	(48,754,208)
Net unrealized depreciation on investments	(17,453,320)
Net Assets	$307,973,079

Capital Stock, $0.01 Par Value
Authorized	50,000,000
Issued and outstanding	37,394,503
Net Asset Value, Redemption Price and Offering Price Per Share	$8.24

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
STATEMENT OF OPERATIONS

Year Ended
June 30, 2009
Investment Income:
Dividend income	$3,498,792
Interest income	128,940
Total Investment Income	3,627,732

Expenses:
Investment advisory fees (Note 3)	2,054,210
Fund administration and accounting fees	70,065
Federal and state registration fees	43,097
Custody fees	34,551
Audit fees	31,470
Legal fees	28,370
Shareholder servicing fees	19,235
Reports to shareholders	9,145
Directors’ fees and related expenses	7,895
Compliance related expenses	5,168
Other	10,950
Total expenses before waiver and reimbursement	2,314,156
Waiver and reimbursement of expenses by Adviser (Note 3)	(18,348)
Net expenses	2,295,808
Net Investment Income	1,331,924

Realized and Unrealized Loss on Investments:
Net realized loss on:
Investments	(48,731,590)
Change in net unrealized appreciation/(depreciation) on:
Investments	(21,178,183)
Net Realized and Unrealized Loss on Investments	(69,909,773)
Net Decrease in Net Assets Resulting from Operations	$(68,577,849)

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2009	June 30, 2008
Operations:
Net investment income	$1,331,924	$407,274
Net realized gain (loss) on investments	(48,731,590)	11,781,369
Change in net unrealized appreciation/(depreciation) on investments	(21,178,183)	(26,410,549)
Net decrease in net assets resulting from operations	(68,577,849)	(14,221,906)

Distributions From:
Net investment income	(259,686)	(329,765)
Net realized gain	(2,364,348)	(17,799,377)
Total distributions	(2,624,034)	(18,129,142)

Capital Share Transactions:
Shares sold	179,601,797	79,034,738
Shares issued to holders in reinvestment of distributions	2,451,437	16,459,234
Shares redeemed	(36,257,970)	(23,187,391)
Net increase in net assets resulting from capital share transactions	145,795,264	72,306,581
Total Increase in Net Assets	74,593,381	39,955,533

Net Assets:
Beginning of Year	233,379,698	193,424,165
End of Year (includes undistributed net investment
income of $1,315,023 and $259,686, respectively)	$307,973,079	$233,379,698

Share Transactions:
Shares sold	20,791,374	6,848,087
Shares issued to holders in reinvestment of distributions	328,171	1,407,976
Shares redeemed	(4,509,587)	(1,949,251)
Net increase in shares outstanding	16,609,958	6,306,812

The accompanying notes are an integral part of these financial statements.

Frontegra IronBridge SMID Fund
FINANCIAL HIGHLIGHTS

	Year	Year	Year	Year	Period
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005(1)
Net Asset Value, Beginning of Year	$11.23	$13.36	$11.07	$10.00	$10.00

Income (Loss) from
Investment Operations:
Net investment income	0.03	0.02	0.01	0.06 (2)	0.04	(2)
Net realized and unrealized gain (loss) on investments	(2.93)	(0.98)	2.43	1.04	(0.04)
Total Income (Loss) from Investment Operations	(2.90)	(0.96)	2.44	1.10	0.00

Less Distributions:
From net investment income	(0.01)	(0.02)	— (3)	(0.03)	—
From net realized gain on investments	(0.08)	(1.15)	(0.15)	—	—
Total Distributions	(0.09)	(1.17)	(0.15)	(0.03)	—

Net Asset Value, End of Year	$8.24	$11.23	$13.36	$11.07	$10.00
Total Return	(25.78)%	(7.48)%	22.25%	11.02%	0.00	%(4)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$307,973	$233,380	$193,424	$133,058	$41,638
Ratio of expenses to average net assets
Before waivers and reimbursements	0.96%	0.96%	0.98%	1.08%	1.49	%(5)
Net of waivers and reimbursements	0.95%	0.95%	0.95%	0.95%	0.95	%(5)
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.54%	0.19%	0.08%	0.15%	0.35	%(5)
Net of waivers and reimbursements	0.55%	0.20%	0.10%	0.28%	0.89	%(5)
Portfolio turnover rate	46%	71%	71%	91%	44	%(4)
(1)	Commenced operations on December 31, 2004.
(2)	Per share net investment income has been calculated using the daily average share method.
(3)	Less than one cent per share.
(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

FRONTEGRA

NEW STAR INTERNATIONAL

EQUITY FUND

REPORT FROM NEW STAR
INSTITUTIONAL MANAGERS LIMITED:

Dear Shareholders:

The Frontegra New Star International Equity Fund strives to achieve capital appreciation by investing in a diversified portfolio of securities of large- and mid-cap companies located outside the United States.  The objective is relative to and measured against the Morgan Stanley EAFE Index.

Performance Review

The Frontegra New Star International Equity Fund returned -35.13%, net of fees, for the one year period ending June 30, 2009.  The Fund’s return underperformed the -30.96% return of its benchmark, the MSCI EAFE Index. This underperformance resulted chiefly from a sector allocation that was too defensive, too focused on capital preservation when the rally took off. The Fund invests in quality stocks and these rose less sharply than the deep cyclical and leveraged companies which led the rally. Our asset allocation, meanwhile, being overweight East Asia and emerging markets, for instance, helped performance.

Executive Summary

The period under review catches the full force of the global credit crunch. The bursting of one of the all time great credit bubbles and its offspring the US housing market crisis, have taken their toll on the global financial system.  Banks and indebted corporations have been pushed to the brink, and some over, while in a number of cases governments’ finances have been stretched to extremes.

At the time of writing, the situation appears to be stabilizing though not without massive and co-ordinated intervention by the major central banks and governments G20, unprecedented in its scale.  Many commentators question whether enough has been done and whether we can still avoid a 1930’s style depression.  Our view is that recovery is already underway and will probably surprise consensus on the upside.

Why this relative optimism?

Firstly, the problems faced by the US housing market are present elsewhere but not to the same degree.  Many compare the situation in the US to that in the UK housing market,  but the scale of over-building in California, Nevada and Southern Florida is hardly replicated anywhere in the UK, where there are some pockets of oversupply in the bigger cities but where the market is still fairly tight overall.  As a result, prices in the US are still falling and are close to 50% down from the peak in the worst areas, while in the UK prices have fallen approximately 20% and appear to be consolidating.

“Core Europe” didn’t party as hard as the Anglo-Saxon countries and the worst appears to be over, though the economies of the periphery (Portugal, Spain, Ireland, etc.) continue to look vulnerable. The after shocks of the banking crisis have led to a cyclical slowdown in Europe and a consequent rise in unemployment.  This has caused consumption to slow, but against a backdrop of healthier personal balance sheets than their counterparts in the US. In other words, Europe has gone into this slowdown in better shape than the US and that bodes well for the medium term and any recovery.

If that’s true for Europe relative to the US, then it is even more so for Asia and emerging markets.  Many of Europe’s banks have been caught highly leveraged as the crisis unfolded, but that is not the case in Asia.  Lending to the corporate sector has remained robust, the housing market is in good shape and most importantly these markets remain savings long. Banks’, governments’, individuals’ and corporate balance sheets are all in good shape.

This explains how it has come to pass that the Chinese leadership now lecture the US on currency stability.  It is they who threaten to withhold financing of the US budget deficit. We are witnessing a shift of global economic hegemony away from the US and Europe towards Asia.  We don’t see a switch in financial power from Wall Street to Shanghai– more a case of China and possibly others, assuming their rightful place in a “multi-polar” world.  A much discussed topic, but now it is actually happening.  This supports the logic of US investors looking to increase exposure to International and Emerging Market mandates.

This view explains the positioning of the portfolio.  We are overweight Asia and in particular Hong Kong, which benefits from the growth in China and super low US interest rates.  We are fully invested in emerging markets, especially those which are experiencing faster growth than the G7 and which are savings long.  The underweights are in the slower growing or indeed shrinking markets of continental Europe and Japan.

We are overweight in IT and Energy and underweight in European Banks and Staples. Our focus is to adhere to our philosophical bias of owning high or improving Return on Invested Capital (ROIC) companies.  We believe we are building the foundations of the next bull market and to our mind it will have a distinct Asian flavour.

Richard Lewis
New Star Institutional Managers Limited

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*	1/08/04 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 6/30/09	FUND	INDEX

SIX MONTHS	2.09%	8.42%

ONE YEAR	(35.13)%	(30.96)%

FIVE YEAR	(0.23)%	2.79%

SINCE COMMENCEMENT
AVERAGE ANNUAL	(0.19)%	2.92%

This chart assumes an initial gross investment of $100,000 made on 1/08/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australasia and the Far East.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra New Star International Equity Fund
SCHEDULE OF INVESTMENTS
June 30, 2009

Number of Shares		Value

COMMON STOCKS 99.2%

	Australia 8.1%
120,296	Australia and New Zealand
	Banking Group Ltd.	$1,598,454
65,084	CSL Ltd.	1,686,100
63,211	Newcrest Mining Ltd.	1,554,043
444,748	Paladin Energy Ltd. (a)	1,766,807
138,654	QBE Insurance Group Ltd.	2,223,380
35,046	Rio Tinto Ltd.	1,474,135
18,399	Rio Tinto Ltd. Rights (a)	312,830
116,103	Santos Ltd.	1,369,660
216,704	Sonic Healthcare	2,151,324
367,039	Suncorp-Metway Ltd.	1,981,597
		16,118,330
	Brazil 0.4%
58,618	Redecard SA	901,930

	China 1.5%
2,050,000	Huaneng Power International, Inc.	1,438,959
1,412,000	PetroChina Co., Ltd. - Class H	1,566,854
		3,005,813
	Denmark 0.7%
24,700	Novo-Nordisk A/S - Class B	1,335,399

	Finland 2.9%
59,890	Fortum Oyj	1,362,760
301,520	Nokia Oyj	4,416,016
		5,778,776
	France 13.5%
39,364	Alstom	2,322,367
184,246	Axa	3,460,929
71,778	BNP Paribas	4,657,116
48,781	Bouygues SA	1,834,001
31,191	GDF Suez	1,161,299
24,764	LVMH Moet Hennessy
	Louis Vuitton SA	1,889,878
40,208	Technip SA	1,968,011
43,982	Thales SA	1,966,705
109,718	Total SA	5,922,799
73,023	Vivendi	1,745,082
		26,928,187
	Germany 6.6%
65,480	Bayer AG	3,510,859
18,467	Deutsche Boerse AG	1,432,117
103,473	Deutsche Telekom AG	1,219,327
64,031	E.ON AG	2,265,424
26,800	Fresenius Medical Care AG	1,198,956
75,404	GEA Group AG	1,141,379
14,838	Merck KGaA	1,509,133
21,900	SAP AG	880,817
		13,158,012
	Hong Kong 8.1%
180	The Bank of East Asia, Ltd.	549
236,000	Cheung Kong (Holdings) Ltd.	2,713,221
4,340,000	China Construction Bank	3,365,578
132,000	China Mobile
	(Hong Kong) Ltd. - ADR	1,321,695
833,000	Hang Lung Properties Ltd.	2,756,944
4,715,000	Industrial and Commercial
	Bank of China Ltd.	3,285,269
109,000	Sun Hung Kai Properties Ltd.	1,361,436
364,000	Television Broadcasts Ltd.	1,463,036
		16,267,728
	Israel 0.7%
29,100	Teva Pharmaceutical
	Industries Ltd. - ADR	1,435,794

	Japan 15.8%
96,900	Capcom Co., Ltd	1,746,182
23,200	East Japan Railway Co.	1,399,201
31,000	Fanuc Ltd.	2,497,119
182	Inpex Holdings, Inc.	1,458,494
69,000	Kao Corp.	1,507,707

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2009

Number of Shares		Value

COMMON STOCKS 99.2% (continued)

	Japan 15.8% (continued)
6,800	Keyence Corp.	$1,390,531
97,900	Mitsubishi Corp.	1,817,047
265,100	Mitsubishi Tokyo
	Financial Group, Inc.	1,645,610
68,000	Mitsui Fudosan Co., Ltd.	1,187,979
32,500	Nidec Corp.	1,973,582
129,000	Nikon Corp.	2,241,615
6,900	Nintendo Co., Ltd.	1,907,375
241,000	Nomura Holdings, Inc.	2,036,373
60,000	Nomura Research Institute Ltd.	1,335,963
1,500	NTT DoCoMo, Inc.	2,198,578
32,300	Sumitomo Mitsui
	Financial Group, Inc.	1,317,683
50,800	Takeda Pharmaceutical Co., Ltd.	1,982,748
53,600	Toyota Motor Corp.	2,041,958
		31,685,745
	Mexico 0.5%
24,800	America Movil SAB de C.V. - ADR	960,256

	Netherlands 2.3%
105,095	ASML Holding NV	2,271,950
52,089	Unilever NV	1,254,307
65,066	Wolters Kluwer NV	1,136,416
		4,662,673
	Russia 0.6%
24,292	Lukoil - ADR	1,132,007

	Singapore 2.1%
247,000	Great Eastern Holdings Ltd.	1,797,418
29,417	ICICI Bank Ltd. - ADR	867,801
1,163,000	Noble Group Ltd.	1,461,378
		4,126,597
	Spain 1.6%
43,890	Inditex SA	2,103,898
52,468	Indra Sistemas, SA	1,135,360
		3,239,258
	Switzerland 9.7%
76,190	Credit Suisse Group	3,478,003
36,895	Holcim Ltd. (a)	2,095,091
79,200	Nestle SA	2,982,710
28,598	Roche Holding AG	3,887,465
9,900	Syngenta AG	2,298,353
97,430	UBS AG - Registered (a)	1,191,703
19,270	Zurich Financial Services AG	3,394,485
		19,327,810
	Taiwan 1.0%
211,544	Taiwan Semiconductor
	Manufacturing Co., Ltd. - ADR	1,990,629

	United Kingdom 22.8%
77,339	Anglo American PLC	2,243,840
523,092	Aviva PLC	2,938,913
118,676	Babcock International Group	939,130
673,145	BAE Systems PLC	3,748,739
215,673	BG Group PLC	3,612,114
96,408	BHP Billiton PLC	2,163,442
61,865	Carnival PLC	1,635,606
181,818	GlaxoSmithKline PLC	3,196,166
400,147	Home Retail Group PLC	1,711,634
584,300	International Power PLC	2,287,867
2,552,879	Legal & General Group PLC	2,385,173
160,280	National Grid PLC	1,443,715
60,968	Next PLC	1,473,471
171,527	Petrofac Ltd.	1,890,711
147,990	Royal Dutch Shell PLC - Class A	3,695,915
108,517	SABMiller PLC	2,204,868
344,831	Tesco PLC	2,006,025
82,722	Unilever PLC	1,937,978
2,077,909	Vodafone Group PLC	4,006,563
		45,521,870
	United States 0.3%
7,504	Reliance Industries Ltd. (a)	622,832
	Total Common Stocks
	(Cost $204,515,168)	198,199,646

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2009

Number of Shares		Value

SHORT-TERM INVESTMENTS 2.1%

	Investment Company 2.1%
4,245,185	Fidelity Institutional
	Money Market Portfolio	$4,245,185
	Total Short-Term Investments
	(Cost $4,245,185)	4,245,185

	Total Investments 101.3%
	(Cost $208,760,353)	202,444,831

	Liabilities in Excess
	of Other Assets (1.3)%	(2,561,063)

	TOTAL NET ASSETS 100.0%	$199,883,768

(a)	Non-Income Producing.
ADR  American Depositary Receipt.

CURRENCY DIVERSIFICATION June 30, 2009
(Shown as a percentage of investments)

Euro	26.6%
British Pounds	22.5
Japanese Yen	15.7
Swiss Francs	9.5
Hong Kong Dollars	9.5
Australian Dollars	8.0
U.S. Dollars	5.6
Other Currencies	2.6
Total	100.0%

ALLOCATION OF PORTFOLIO HOLDINGS
At June 30, 2009, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Common Stocks	99.2%
Short-Term Investments	2.1
Liabilities in Excess of Other Assets	(1.3)
Total	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
PORTFOLIO DIVERSIFICATION
June 30, 2009

	Value	Percentage
Aerospace & Defense	$5,715,444	2.9%
Apparel Retail	2,103,898	1.1
Apparel, Accessories & Luxury Goods	1,889,878	0.9
Application Software	880,817	0.4
Automobile Manufacturers	2,041,958	1.0
Biotechnology	1,686,100	0.8
Brewers	2,204,868	1.1
Broadcasting	1,463,036	0.7
Catalog Retail	1,711,634	0.9
Coal & Consumable Fuels	1,766,807	0.9
Communications Equipment	4,416,016	2.2
Construction & Engineering	1,834,001	0.9
Construction Materials	2,095,091	1.0
Data Processing & Outsourced Services	901,930	0.5
Department Stores	1,473,471	0.7
Diversified Banks	16,738,061	8.4
Diversified Capital Markets	4,669,706	2.3
Diversified Chemicals	3,510,859	1.8
Diversified Metals & Mining	6,194,247	3.1
Diversified Real Estate Activities	8,019,581	4.0
Diversified Support Services	939,130	0.5
Electric Utilities	3,628,183	1.8
Electronic Components	1,973,582	1.0
Electronic Equipment & Instruments	1,390,531	0.7
Fertilizers & Agricultural Chemicals	2,298,353	1.2
Food Retail	2,006,025	1.0
Gold	1,554,043	0.8
Health Care Services	3,350,280	1.7
Heavy Electrical Equipment	2,322,367	1.2
Home Entertainment Software	3,653,557	1.8
Hotels, Resorts & Cruise Lines	1,635,606	0.8
Household Products	1,507,707	0.8
Independent Power Producers &
Energy Traders	3,726,825	1.9
Industrial Machinery	3,638,498	1.8
Integrated Oil & Gas	15,929,689	8.0
Integrated Telecommunication Services	1,219,327	0.6
Investment Banking & Brokerage	2,036,373	1.0
IT Consulting & Other Services	2,471,323	1.2
Life & Health Insurance	4,182,591	2.1
Movies & Entertainment	1,745,082	0.9
Multi-line Insurance	9,794,327	4.9
Multi-Utilities	2,605,014	1.3
Oil & Gas Equipment & Services	3,858,722	1.9
Oil & Gas Exploration & Production	2,828,154	1.4
Oil Refining & Marketing	622,832	0.3
Packaged Foods & Meats	6,174,996	3.1
Pharmaceuticals	13,346,704	6.7
Photographic Products	2,241,615	1.1
Property & Casualty Insurance	4,204,977	2.1
Publishing	1,136,416	0.6
Railroads	1,399,201	0.7
Semiconductor Equipment	2,271,950	1.1
Semiconductors	1,990,629	1.0
Specialized Finance	1,432,117	0.7
Trading Companies & Distributors	3,278,425	1.6
Wireless Telecommunication Services	8,487,092	4.3
Total Common Stock	198,199,646	99.2
Total Short-Term Investments	4,245,185	2.1
Total Investments	202,444,831	101.3
Liabilities in Excess of Other Assets	(2,561,063)	(1.3)
Total Net Assets	$199,883,768	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

Assets:
Investments at value (cost $208,760,353)	$202,444,831
Interest and dividends receivable	1,337,557
Prepaid expenses and other assets	15,873
Total assets	203,798,261

Liabilities:
Payable for investments purchased	1,982,232
Payable for Fund shares redeemed	2,121
Accrued investment advisory fee	132,637
Accrued expenses	91,272
Payable to custodian for foreign currency (cost $1,707,844)	1,706,231
Total liabilities	3,914,493
Net Assets	$199,883,768

Net Assets Consist of:
Paid in capital	$324,621,014
Undistributed net investment income	5,474,041
Accumulated net realized loss	(123,897,378)
Net unrealized appreciation (depreciation) on:
Investments	(6,315,522)
Foreign Currency	1,613
Net Assets	$199,883,768

Capital Stock, $0.01 Par Value
Authorized	100,000,000
Issued and outstanding	25,568,302
Net Asset Value, Redemption Price and Offering Price Per Share	$7.82

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
STATEMENT OF OPERATIONS

Year Ended
June 30, 2009
Investment Income:
Dividend income(1)	$7,521,558
Interest income	78,601
Total Investment Income	7,600,159

Expenses:
Investment advisory fees (Note 3)	2,455,064
Custody fees	254,079
Fund administration and accounting fees	97,401
Audit fees	45,596
Legal fees	39,090
Federal and state registration fees	29,241
Reports to shareholders	20,450
Shareholder servicing fees	20,263
Directors’ fees and related expenses	9,045
Interest expense	8,872
Compliance related expenses	5,768
Other	20,835
Total expenses before waiver and reimbursement	3,005,704
Waiver and reimbursement of expenses by Adviser (Note 3)	(1,057,926)
Net expenses	1,947,778
Net Investment Income	5,652,381

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on:
Investments	(120,490,311)
Foreign currency transactions	(167,107)
Change in net unrealized appreciation/(depreciation) on:
Investments	(49,838,040)
Foreign currency translation	77,733
Net Realized and Unrealized Loss on Investments	(170,417,725)
Net Decrease in Net Assets Resulting from Operations	$(164,765,344)

(1)	Net of $675,497 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2009	June 30, 2008
Operations:
Net investment income	$5,652,381	$11,383,632
Net realized gain (loss) on:
Investments	(120,490,311)	26,884,421
Foreign currency transactions	(167,107)	1,271,787
Change in net unrealized appreciation/(depreciation) on:
Investments	(49,838,040)	(101,010,043)
Foreign currency translation	77,733	(107,752)
Net decrease in net assets resulting from operations	(164,765,344)	(61,577,955)

Distributions From:
Net investment income	(10,274,560)	(10,852,936)
Net realized gain on investments	(11,287,593)	(50,797,918)
Total distributions	(21,562,153)	(61,650,854)

Capital Share Transactions:
Shares sold	32,708,631	27,684,564
Shares issued to holders in reinvestment of distributions	17,427,623	56,429,837
Shares redeemed	(138,012,420)	(199,418,432)
Net decrease in net assets resulting from capital share transactions	(87,876,166)	(115,304,031)
Total Decrease in Net Assets	(274,203,663)	(238,532,840)

Net Assets:
Beginning of Year	474,087,431	712,620,271
End of Year (includes undistributed net investment
income of $5,474,041 and $10,263,578, respectively)	$199,883,768	$474,087,431

Capital Share Transactions:
Shares sold	3,543,690	1,853,880
Shares issued to holders in reinvestment of distributions	2,311,356	3,946,143
Shares redeemed	(16,095,020)	(14,217,936)
Net decrease in shares outstanding	(10,239,974)	(8,417,913)

The accompanying notes are an integral part of these financial statements.

Frontegra New Star International Equity Fund
FINANCIAL HIGHLIGHTS

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$13.24	$16.11	$13.08	$11.07	$10.03

Income (Loss) from
Investment Operations:
Net investment income	0.29	0.31	0.25	0.31 (1)	0.21 (1)
Net realized and unrealized gain (loss) on investments	(4.97)	(1.75)	3.25	1.81	0.87
Total Income (Loss) from Investment Operations	(4.68)	(1.44)	3.50	2.12	1.08

Less Distributions:
From net investment income	(0.35)	(0.25)	(0.22)	(0.07)	(0.01)
From net realized gain on investments	(0.39)	(1.18)	(0.25)	(0.04)	(0.03)
Total Distributions	(0.74)	(1.43)	(0.47)	(0.11)	(0.04)

Net Asset Value, End of Year	$7.82	$13.24	$16.11	$13.08	$11.07
Total Return	(35.13)%	(9.60)%	27.12%	19.27%	10.87%

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$199,884	$474,087	$712,620	$531,321	$137,478
Ratio of expenses to average net assets
Before waivers and reimbursements	1.16%	1.06%	1.07%	1.09%	1.31%
Net of waivers and reimbursements	0.75%	0.75%	0.75%	0.75%	0.95%
Ratio of net investment income to average net assets
Before waivers and reimbursements	1.78%	1.44%	1.30%	1.60%	1.60%
Net of waivers and reimbursements	2.19%	1.75%	1.62%	1.94%	1.96%
Portfolio turnover rate	57%	54%	62%	35%	44%

(1)	Per share net investment income has been calculated using the daily average share method.

The accompanying notes are an integral part of these financial statements.

FRONTEGRA

NETOLS SMALL CAP

VALUE FUND

REPORT FROM NETOLS ASSET MANAGEMENT, INC.:

Dear Fellow Shareholders:

Since its inception on December 16, 2005, the Frontegra Netols Small Cap Value Fund  (Institutional Class) has outperformed the benchmark after fees, returning -2.27% annualized, net of fees, compared to -8.16% annualized for the Russell 2000 Value Index.

Performance Review

For the year ended June 30, 2009, the Frontegra Netols Small Cap Value Fund (Institutional Class) has outperformed, returning -23.42% net of fees, compared to -25.24% for the Russell 2000 Value Index.

Portfolio Review

The economic slowdown resulting from a worldwide credit crunch was the dominant market factor during the past 12 months.  Lehman Brothers’ bankruptcy in September was the triggering event.  Concern over the health of the financial system led to questions of safety for even the historically safest holdings including cash and cash equivalents.  Seizing up of the credit markets put a halt to world trade as consumers and corporations curbed spending to repay outstanding debt.  The economic slowdown and lower tolerance for risk resulted in Consumer Staples and Utilities outperforming on a relative basis.  Conversely, economically sensitive sectors like Energy and Materials underperformed by a wide margin.

Overall, our market outlook remains guarded despite finding attractive “one off” opportunities.  It remains to be seen if the economy is beginning to recover or just restocking at a very low level.  China appears to be the only area with growth as their stimulus package appears to be taking hold.  Regardless, we believe we have entered a period of tighter credit, increased government regulation, and higher taxes that could mute an eventual recovery.  Therefore, we believe small cap equities with a strong financial position and defendable market position should outperform.

Positive Contributions to Relative Performance July 2008 through June 2009

•	Stock Selection – Consumer Staples
•	Overweight – Health Care, Consumer Staples
•	Best Performing Stocks – ICU Medical, Carter’s, Tetra Tech, 99 Cents Only Stores, EnergySolutions

Negative Contributions to Relative Performance July 2008 through June 2009

•	Overweight – Consumer Discretionary
•	Underweight – Utilities, Information Technology
•	Worst Performing Stocks – Champion Enterprises, Sunrise Senior Living, Arbor Realty Trust, MGP Ingredients, ION Geophysical

Thank you for your continued support.

Jeff Netols
Netols Asset Management, Inc.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*	12/16/05 commencement of operations.

Portfolio Total Return**
FOR PERIODS ENDED 6/30/09	FUND	INDEX

SIX MONTHS	0.44%	(5.17)%

ONE YEAR	(23.42)%	(25.24)%

THREE YEAR	(3.60)%	(12.07)%

SINCE COMMENCEMENT
AVERAGE ANNUAL	(2.27)%	(8.16)%

This chart assumes an initial gross investment of $100,000 made on 12/16/05 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.  To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.  The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.  The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization.  The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.  A direct investment in the index is not possible.

**	The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund.  Performance for Class Y shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS
June 30, 2009

Number of Shares		Value

COMMON STOCKS 96.7%

	Advertising 0.8%
22,573	Arbitron, Inc.	$358,685

	Aerospace & Defense 1.8%
11,488	American Science &
	Engineering, Inc.	794,051

	Apparel & Accessories 4.3%
48,188	Carter’s, Inc. (a)	1,185,907
32,057	Under Armour, Inc. (a)	717,436
		1,903,343
	Application Software 1.5%
44,605	Fair Isaac Corp.	689,593

	Auto Parts and Equipment 1.1%
46,523	Tenneco, Inc. (a)	493,144

	Chemicals - Agriculture/Fertilizer 1.7%
31,264	Terra Industries, Inc.	757,214

	Chemicals - Commodity 0.3%
14,663	Spartech Corp.	134,753

	Construction & Engineering 1.0%
25,359	Tutor Perini Corp. (a)	440,232

	Diversified Metals & Mining 2.6%
20,934	Compass Minerals International, Inc.	1,149,486

	Educational Services 0.9%
22,755	Corinthian Colleges, Inc. (a)	385,242

	Electrical Component 2.9%
64,924	C&D Technologies, Inc. (a)	129,848
31,285	General Cable Corp. (a)	1,175,690
		1,305,538
	Food Distributors 2.8%
46,738	United Natural Foods, Inc. (a)	1,226,872

	General Merchandise 2.1%
74,208	Fred’s, Inc. - Class A	935,021

	Health Care - Distributors 2.2%
51,686	PSS World Medical, Inc. (a)	956,708

	Health Care - Facility 1.5%
72,853	Sunrise Senior Living, Inc. (a)	120,207
35,738	U.S. Physical Therapy, Inc. (a)	527,136
		647,343
	Health Care - Services 1.3%
35,475	Gentiva Health Services, Inc. (a)	583,918

	Health Care - Supplies 8.5%
14,589	Haemonetics Corp. (a)	831,573
28,360	ICU Medical, Inc. (a)	1,167,014
49,249	Medical Action Industries, Inc. (a)	563,901
73,703	Merit Medical Systems, Inc. (a)	1,201,359
		3,763,847
	Homebuilding 0.0%
72,549	Champion Enterprises, Inc. (a)	23,216

	Industrial REITS 0.3%
35,279	First Industrial Realty Trust, Inc.	153,464

	Insurance - Property/Casualty 2.5%
18,384	Hanover Insurance Group Inc.	700,614
27,851	Stewart Information Services Corp.	396,877
		1,097,491
	Integrated Telecommunication
	Services 0.6%
34,168	Alaska Communications
	Systems Group, Inc.	250,110
The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2009

Number of Shares		Value

COMMON STOCKS 96.7% (continued)

	Investment Bank and Brokerage 0.8%
5,090	Greenhill & Co., Inc.	$367,549

	IT Consulting & Services 4.2%
21,902	CACI International Inc. - Class A (a)	935,434
21,662	ManTech International
	Corp. - Class A (a)	932,332
		1,867,766
	Leisure Products 1.2%
95,391	Smith & Wesson Holding Corp. (a)	541,821

	Life Science Tools 1.5%
16,767	Varian, Inc. (a)	661,123

	Machinery - Construction / Farm 2.0%
28,151	Westinghouse Air Brake
	Technologies Corp.	905,618

	Machinery - Industrial 3.5%
19,075	IDEX Corp.	468,673
17,364	Kaydon Corp.	565,372
26,705	Robbins & Myers, Inc.	514,071
		1,548,116
	Marine 0.8%
15,371	Alexander & Baldwin, Inc.	360,296

	Movies and Entertainment 1.2%
19,787	DreamWorks Animation
	SKG, Inc. (a)	545,923

	Oil & Gas - Equipment/Services 2.0%
54,931	ENGlobal Corp. (a)	270,261
94,021	ION Geophysical Corp. (a)	241,634
64,168	North American
	Energy Partners (a)(b)	390,783
		902,678
	Oil & Gas Exploration - Products 4.1%
21,744	Encore Acquisition Co. (a)	670,802
33,467	Forest Oil Corp. (a)	499,328
18,450	Whiting Petroleum Corp. (a)	648,702
		1,818,832
	Oil & Gas - Storage 1.3%
56,606	General Maritime Corp.	559,833

	Packaged Foods/Meats 4.5%
44,863	Lance, Inc.	1,037,681
33,966	TreeHouse Foods, Inc. (a)	977,202
		2,014,883
	Personal Products 2.1%
13,957	Chattem, Inc. (a)	950,472

	Railroads 2.6%
25,379	Genesee & Wyoming, Inc. (a)	672,797
28,988	Kansas City Southern (a)	466,997
		1,139,794
	Regional Banks 5.9%
19,129	First Midwest Bancorp, Inc.	139,833
27,810	Glacier Bancorp, Inc.	410,754
59,869	Old National Bancorp	587,914
15,205	Prosperity Bancshares, Inc.	453,565
74,655	UCBH Holdings, Inc.	94,065
18,541	Westamerica Bancorporation	919,819
		2,605,950
	Research & Consulting 1.1%
24,141	School Specialty, Inc. (a)	487,890

	Residential REITS 2.9%
19,770	Mid-America Apartment
	Communities, Inc.	725,757
39,599	Sun Communities, Inc.	545,674
		1,271,431
	Restaurants 2.0%
51,783	The Cheesecake Factory, Inc. (a)	895,846

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
SCHEDULE OF INVESTMENTS (continued)
June 30, 2009

Number of Shares		Value

COMMON STOCKS 96.7% (continued)

	Retail - Apparel 1.2%
20,224	Abercrombie & Fitch Co. - Class A	$513,487

	Retail REITS 0.7%
64,859	Cedar Shopping Centers, Inc.	293,163

	Services - Environmental 4.1%
79,951	EnergySolutions, Inc.	735,549
55,297	Fuel Tech, Inc. (a)	536,381
18,515	Tetra Tech, Inc. (a)	530,455
		1,802,385
	Specialty Stores 2.0%
21,632	Tractor Supply Co. (a)	893,834

	Steel 1.4%
39,577	Commercial Metals Co.	634,419

	Technology Distributions 0.3%
28,728	GTSI Corp. (a)	154,269

	Thrifts & Mortgage Finance 1.4%
137,013	MGIC Investment Corp.	602,857

	Trading Cos & Distributors 1.2%
21,196	GATX Corp.	545,161

	Total Common Stocks
	(Cost $46,422,626)	42,934,667

SHORT-TERM INVESTMENTS 20.8%
2,031,002	AIM Liquid Assets Portfolio	2,031,002
3,600,000	Fidelity Institutional
	Money Market Portfolio	3,600,000
3,600,000	Fidelity Institutional Money
	Market Government Portfolio	3,600,000
	Total Short-Term Investments
	(Cost $9,231,002)	9,231,002

	Total Investments 117.5%
	(Cost $55,653,628)	52,165,669

	Liabilities in Excess
	of Other Assets (17.5)%	(7,766,801)

	TOTAL NET ASSETS 100.0%	$44,398,868

(a)	Non-Income Producing.
(b)	U.S.-dollar denominated security of foreign issuer.

ALLOCATION OF PORTFOLIO HOLDINGS
At June 30, 2009, the allocation of portfolio holdings as a percentage of the Fund’s total net assets were:

Common Stocks	96.7%
Short-Term Investments	20.8
Liabilities in Excess of Other Assets	(17.5)
Total	100.0%

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009

Assets:
Investments at value (cost $55,653,628)	$52,165,669
Dividends and interest receivable	17,392
Receivable for Fund shares sold	30,412
Prepaid expenses and other assets	4,531
Total assets	52,218,004

Liabilities:
Payable for investments purchased	7,765,942
Payable to the investment adviser	20,631
Accrued distribution and shareholder servicing fees	974
Accrued expenses	31,589
Total liabilities	7,819,136
Net Assets	$44,398,868

Net Assets Consist of:
Paid in capital	$52,013,134
Undistributed net investment income	64,517
Accumulated net realized loss	(4,190,824)
Net unrealized depreciation on investments	(3,487,959)
Net Assets	$44,398,868

Capital Stock, $0.01 Par Value
Institutional Class Shares Authorized	50,000,000
Class Y Shares Authorized	50,000,000

Institutional Class:
Net Assets	$43,504,067
Issued and Outstanding	4,816,751
Net Asset Value, Redemption Price and Offering Price Per Share	$9.03

Class Y:
Net Assets	$894,801
Issued and Outstanding	99,660
Net Asset Value, Redemption Price and Offering Price Per Share	$8.98

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENT OF OPERATIONS

Year Ended
June 30, 2009
Investment Income:
Dividend income	$400,534
Interest income	23,176
Total Investment Income	423,710

Expenses:
Investment advisory fees (Note 3)	322,554
Fund administration and accounting fees	31,065
Legal fees	29,610
Audit fees	27,127
Shareholder servicing fees	15,413
Custody fees	12,816
Directors’ fees and related expenses	8,695
Federal and state registration fees	7,918
Compliance related expenses	5,393
Distribution and shareholder servicing fees - Class Y (Note 8)	3,439
Reports to shareholders	2,990
Other	2,436
Total expenses before waiver and reimbursement	469,456
Waiver and reimbursement of expenses by Adviser (Note 3)	(111,209)
Net expenses	358,247
Net Investment Income	65,463

Realized and Unrealized Loss on Investments:
Net realized loss on investments	(3,424,284)
Change in net unrealized appreciation/(depreciation) on investments	(4,798,290)
Net Realized and Unrealized Loss on Investments	(8,222,574)
Net Decrease in Net Assets Resulting from Operations	$(8,157,111)

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2009	June 30, 2008
Operations:
Net investment income	$65,463	$16,648
Net realized loss on investments:	(3,424,284)	(762,753)
Change in net unrealized appreciation/(depreciation) on investments	(4,798,290)	(752,047)
Net decrease in net assets resulting from operations	(8,157,111)	(1,498,152)

Distributions to Institutional Class Shareholders From:
Net investment income	(12,872)	(34,466)
Net realized gain	—	(251,672)
Total distributions	(12,872)	(286,138)

Distributions to Class Y Shareholders From:
Net investment income	—	(1,500)
Net realized gain	—	(13,294)
Total distributions	—	(14,794)

Capital Share Transactions:
Shares sold - Institutional Class	25,776,914	16,844,013
Shares sold - Class Y	172,350	1,331,225
Shares issued to holders in reinvestment of distributions - Institutional Class	11,142	258,792
Shares issued to holders in reinvestment of distributions - Class Y	—	14,794
Shares redeemed - Institutional Class	(5,704,581)	(1,404,962)
Shares redeemed - Class Y	(66,608)	(232,924)
Net increase in net assets resulting from capital share transactions	20,189,217	16,810,938
Total Increase in Net Assets	12,019,234	15,011,854

Net Assets:
Beginning of Year	32,379,634	17,367,780
End of Year (includes undistributed net investment
income of $64,517 and $12,872, respectively)	$44,398,868	$32,379,634

Transactions in Shares – Institutional Class:
Shares sold	2,834,988	1,401,889
Shares issued to holders in reinvestment of distributions	1,297	21,388
Shares redeemed	(674,248)	(117,167)
Net increase in shares outstanding	2,162,037	1,306,110

Transactions in Shares – Class Y:
Shares sold	18,620	106,767
Shares issued to holders in reinvestment of distributions	—	1,223
Shares redeemed	(6,746)	(20,204)
Net increase in shares outstanding	11,874	87,786

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
FINANCIAL HIGHLIGHTS

	Institutional Class
	Year	Year	Year	Period
	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006(1)
Net Asset Value, Beginning of Period	$11.81	$12.88	$10.29	$10.00

Income (Loss) from
Investment Operations:
Net investment income	0.01 (2)	— (2)	0.03	—	(2)
Net realized and unrealized gain (loss) on investments	(2.79)	(0.90)	2.62	0.29
Total Income (Loss) from Investment Operations	(2.78)	(0.90)	2.65	0.29

Less Distributions:
From net investment income	— (2)	(0.02)	—	—
From net realized gain on investments	—	(0.15)	(0.06)	—
Total Distributions	—	(0.17)	(0.06)	—

Net Asset Value, End of Period	$9.03	$11.81	$12.88	$10.29
Total Return	(23.42)%	(7.01)%	25.81%	2.90	%(3)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$43,504	$31,346	$17,368	$7,728
Ratio of expenses to average net assets
Before waivers and reimbursements	1.45%	1.59%	2.10%	4.59	%(4)
Net of waivers and reimbursements	1.10%	1.10%	1.10%	1.10	%(4)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.13)%	(0.40)%	(0.70)%	(3.44	)%(4)
Net of waivers and reimbursements	0.22%	0.09%	0.30%	0.05	%(4)
Portfolio turnover rate	36%	32%	49%	41	%(3)

(1)	Commenced operations on December 16, 2005.
(2)	Less than one cent per share.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Netols Small Cap Value Fund
FINANCIAL HIGHLIGHTS

	Class Y
	Year	Period
	Ended	Ended
	June 30,	June 30,
	2009	2008(1)
Net Asset Value, Beginning of Period	$11.78	$12.54

Income (Loss) from
Investment Operations:
Net investment income	(0.02)	(0.02)
Net realized and unrealized loss on investments	(2.78)	(0.57)
Total Loss from Investment Operations	(2.80)	(0.59)

Less Distributions:
From net investment income	—	(0.02)
From net realized gain on investments	—	(0.15)
Total Distributions	—	(0.17)

Net Asset Value, End of Period	$8.98	$11.78
Total Return	(23.77)%	(4.76	)%(2)

Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$895	$1,034
Ratio of expenses to average net assets
Before waivers and reimbursements	1.85%	2.01	%(3)
Net of waivers and reimbursements	1.50%	1.55	%(3)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.53)%	(0.80	)%(3)
Net of waivers and reimbursements	(0.18)%	(0.34	)%(3)
Portfolio turnover rate	36%	32	%(2)

(1)	Commenced operations on November 1, 2007.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2009

(1)	Organization

Frontegra Funds, Inc. (“Frontegra”) was incorporated on May 24, 1996 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of six series: the Frontegra Columbus Core Plus Fund (formerly Frontegra Total Return Bond Fund), the Frontegra  Columbus Core Fund (formerly Frontegra Investment Grade Bond Fund), the Frontegra IronBridge Small Cap Fund, the Frontegra IronBridge SMID Fund, the Frontegra New Star International Equity Fund and the Frontegra Netols Small Cap Value Fund (the “Funds”). The Frontegra Columbus Core Plus and Columbus Core Funds seek a high level of total return, consistent with the preservation of capital. The investment objective of the Frontegra IronBridge Small Cap Fund, the Frontegra IronBridge SMID Fund, the Frontegra New Star International Equity Fund and the Frontegra Netols Small Cap Value Fund is capital appreciation. The Frontegra Columbus Core Plus and Columbus Core Funds, sub-advised by Reams Asset Management Company, LLC (“Reams”), commenced operations on November 25, 1996 and February 23, 2001, respectively. The Frontegra IronBridge Small Cap and IronBridge SMID Funds, sub-advised by IronBridge Capital Management, L.P. (“IronBridge”), commenced operations on August 30, 2002 and December 31, 2004, respectively.  The Frontegra New Star International Equity Fund, sub-advised by New Star Institutional Managers Limited (“New Star”), commenced operations on January 8, 2004.  The Frontegra Netols Small Cap Value Fund – Institutional Class and the Netols Small Cap Value Fund – Class Y, sub-advised by Netols Asset Management, Inc. (“Netols”), commenced operations on December 16, 2005 and November 1, 2007, respectively.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a)	Investment Valuation

Debt securities (other than short-term instruments) are valued by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Debt securities, such as term loans, when not priced by an independent pricing service, are priced by an independent dealer based on the current closing bid price.  Credit default swaps are valued by a third party pricing service.  Equity securities for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded.  Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Equity securities that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”).  Shares of underlying mutual funds are valued at their respective NAVs. Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange.  In certain countries, market maker prices, usually the mean between the bid and ask prices, are used.  In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using fair valuation procedures approved by the Board of Directors. The Directors have retained an independent fair value pricing service to assist in valuing foreign securities held by the Frontegra New Star International Equity Fund.  In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates market value.  Securities maturing within 60 days or less when purchased are valued by the amortized cost method.  Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams, IronBridge, New Star and Netols pursuant to guidelines established by the Board of Directors.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2009

Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (SFAS 157) establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  SFAS 157 requires additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below:

Level 1 -	Quoted prices in active markets for identical securities.
Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2009:

Columbus Core Plus
	Level 1	Level 2	Level 3	Total
Equity
Preferred Stock	$399,540	$—	$—	$399,540
Fixed Income
U.S. Treasury Obligations	—	60,501,915	—	60,501,915
Corporate Bonds	—	244,724,766	—	244,724,766
Asset Backed Securities	—	14,549,394	—	14,549,394
Mortgage Backed Securities	—	51,697,672	—	51,697,672
Institutional Term Loans	—	77,804	—	77,804
Total Fixed Income	—	371,551,551	—	371,951,091
Short-Term Investments	—	7,222,551	—	7,222,551
Total Investments in Securities	$399,540	$378,774,102	$—	$379,173,642
Other Financial Instruments*	$—	$422,098	$—	$422,098

Columbus Core
	Level 1	Level 2	Level 3	Total
Fixed Income
U.S. Treasury Obligations	$—	$7,874,987	$—	$7,874,987
Corporate Bonds	—	32,012,451	—	32,012,451
Asset Backed Securities	—	1,247,963	—	1,247,963
Mortgage Backed Securities	—	6,548,226	—	6,548,226
Total Fixed Income	—	47,683,627	—	47,683,627
Short-Term Investments	—	2,918,603	—	2,918,603
Total Investments in Securities	$—	$50,602,230	$—	$50,602,230

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards, swap contracts, and written options.  Futures, forwards, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument while written options are valued at market value.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2009

IronBridge Small Cap
	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$271,386,197	$—	$—	$271,386,197
Real Estate Investment Trusts	13,414,229	—	—	13,414,229
Exchange Traded Funds	5,789,566	—	—	5,789,566
Total Equity	290,589,992	—	—	290,589,992
Short-Term Investments	—	808,594	—	808,594
Total Investments in Securities	$290,589,992	$808,594	$—	$291,398,586

IronBridge SMID
	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$280,536,515	$—	$—	$280,536,515
Real Estate Investment Trusts	14,437,558	—	—	14,437,558
Total Equity	294,974,073	—	—	294,974,073
Short-Term Investments	—	13,165,678	—	13,165,678
Total Investments in Securities	$294,974,073	$13,165,678	$—	$308,139,751

New Star International Equity
	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$198,199,646	$—	$—	$198,199,646
Short-Term Investments	4,245,185	—	—	4,245,185
Total Investments in Securities	$202,444,831	$—	$—	$202,444,831

Netols Small Cap Value
	Level 1	Level 2	Level 3	Total
Equity
Common Stock	$41,216,609	$—	$—	$41,216,609
Real Estate Investment Trusts	1,718,058	—	—	1,718,058
Total Equity	42,934,667	—	—	42,934,667
Short-Term Investments	9,231,002	—	—	9,231,002
Total Investments in Securities	$52,165,669	$—	$—	$52,165,669

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2009

In July 2008, the Funds adopted Statement on Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008.  SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.  The adoption of SFAS 161 has had no impact on the Funds’ financial statements.

(b)	Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

Financial Accounting Standards Board (“FASB”) Interpretation No. 48,Accounting for Uncertainty in Income Taxes (“FIN 48”) requires the Funds to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. As of June 30, 2009, open Federal and state income tax years include the tax years ended June 30, 2007, June 30, 2008 and June 30, 2009. The Funds have no examinations in progress.

The Funds have reviewed all open tax years and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial positions or results of operations. There is no tax liability resulting from uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year-end June 30, 2007, June 30, 2008 and June 30, 2009. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

(c)	Distributions to Shareholders

Dividends from net investment income are usually declared and paid quarterly for the Frontegra Columbus Core Plus and Frontegra Columbus Core Funds and at least annually for the Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund, Frontegra New Star International Equity Fund and the Frontegra Netols Small Cap Value Fund. Distributions of net realized gains, if any, are declared and paid at least annually for all Funds.

All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the years ended June 30, 2009 and June 30, 2008 were as follows:

	Year Ended			Year Ended
	June 30, 2009			June 30, 2008
	Ordinary	Long-Term	Total	Ordinary	Long-Term	Total
	Income	Capital Gains	Distributions	Income	Capital Gains	Distributions
Columbus Core Plus	$42,290,396	$448,994	$42,739,390	$25,210,791	$—	$25,210,791
Columbus Core	5,468,450	—	5,468,450	4,337,398	—	4,337,398
IronBridge Small Cap	1,863,120	14,358,247	16,221,367	10,391,454	35,191,852	45,583,306
IronBridge SMID	1,319,242	1,306,867	2,626,109	7,030,056	11,099,086	18,129,142
New Star International Equity	10,274,811	11,287,342	21,562,153	31,026,819	30,624,035	61,650,854
Netols Small Cap Value	12,995	—	12,995	143,320	157,612	300,932

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2009

At June 30, 2009 the components of accumulated earnings/losses on a tax basis were as follows:

					New Star	Netols
	Columbus	Columbus	IronBridge	IronBridge	International	Small Cap
	Core Plus	Core	Small Cap	SMID	Equity	Value
Cost of investments	$388,551,325	$50,039,002	$306,680,738	$328,016,591	$214,127,463	$56,537,609
Gross unrealized appreciation	$21,641,215	$2,899,102	$39,847,060	$29,247,920	$15,385,924	$4,907,535
Gross unrealized depreciation	(31,018,898)	(2,335,874)	(55,129,212)	(49,124,760)	(27,068,556)	(9,279,475)
Net unrealized
appreciation/depreciation	(9,377,683)	563,228	(15,282,152)	(19,876,840)	(11,682,632)	(4,371,940)
Undistributed ordinary income	1,674,632	118,324	1,187,053	1,315,023	5,738,700	64,517
Undistributed long-term capital gain	—	—	—	—	—	—
Total distributable earnings	1,674,632	118,324	1,187,053	1,315,023	5,738,700	64,517
Other accumulated losses	(9,721,462)	(9,430,796)	(50,341,312)	(46,330,688)	(118,793,314)	(3,306,843)
Total accumulated earnings/(losses)	$(17,424,513)	$(8,749,244)	$(64,436,411)	$(64,892,505)	$(124,737,246)	$(7,614,266)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and swaps.

The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2009, the Funds had the following capital loss carryforward available:

	Expiring
	6/30/15	6/30/16	6/30/17	TOTAL
Columbus Core	$(452,904)	$—	$—	$(452,904)
Ironbridge Small Cap	—	—	(9,341,207)	(9,341,207)
Ironbridge SMID	—	—	(7,523,419)	(7,523,419)
New Star International	—	—	(18,645,962)	(18,645,962)
Netols Small Cap Value	—	(119,331)	(351,558)	(470,889)

In order to meet certain excise tax requirements, the Funds are required to measure and distribute annually, net capital gains realized during the twelve month period ending October 31st. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1st through the end of the fiscal year.  As of June 30, 2009, the following funds deferred, on a tax basis, post October losses of:

	Post-October	Post-October
	Loss Deferred	Currency Loss Deferred
Columbus Core Plus	$8,993,414	$1,519
Columbus Core	8,906,107	—
Ironbridge Small Cap	41,000,105	—
Ironbridge SMID	38,807,269	—
New Star International Equity	99,886,824	262,141
Netols Small Cap Value	2,835,954	—

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2009

(d)	When-Issued Securities

The Frontegra Columbus Core Plus and Columbus Core Funds may purchase securities on a when-issued basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within 45 days of the purchase. At the time of purchase, the Funds will record the transaction and reflect the value of the security and related liability in determining their net asset value. During the period between the purchase and settlement, no payment is made by the Funds to the issuer and no interest is accrued. The Funds maintain segregated cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.

(e)	Mortgage Dollar Rolls

The Frontegra Columbus Core Plus and Columbus Core Funds may enter into mortgage dollar rolls, in which a Fund would sell mortgage backed securities for delivery in the current month and simultaneously contract to purchase similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.

(f)	Futures Contracts

Each Fund may enter into futures contracts, including index and interest rate futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or other liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments; and 2) the possible absence of a liquid secondary market for any particular instrument at any time. There were no futures contracts open at June 30, 2009.

(g)	Credit Default Swaps

The Columbus Core Plus and Columbus Core Funds may enter into credit default swap agreements.  The credit default swap agreement may have as a reference obligation one or more securities that are or are not currently held by a Fund.  The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation.  A credit event is typically a default.

A Fund may be either the buyer or seller of protection in the transaction.  As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs.  If a credit event occurs, the maximum payout amount for a sale contract is limited to the notional amount of the swap contract (“Maximum Payout Amount”).  At June 30, 2009, the Frontegra Columbus Core Plus Fund had sale contracts outstanding with Maximum Payout Amounts aggregating $17,404,800, with net unrealized appreciation of $422,098.  At June 30, 2009, the Frontegra

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2009

Columbus Core Fund had no sale contracts outstanding.  If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing.  However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly.  Credit default swaps are subject to general market risk, liquidity risk, counterparty credit risk and credit risk of the issuer.  As noted above, if a Fund is a buyer in a credit default swap agreement and no credit event occurs, it will lose its investment.  In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

(h)	Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions.  The portion of security gains or losses resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

Each Fund, respectively, bears the risk of charges in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency.  Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

(i)	Indemnifications

Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(j)	Subsequent Events

In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (SFAS No. 165). The Funds adopted SFAS No. 165 which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. In addition, SFAS No. 165 requires an entity to disclose the date through which subsequent events have been evaluated. The Funds have evaluated subsequent events through the issuance of their financial statements on August 28, 2009.

(k)	Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis.  All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2009

Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences.  GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended June 30, 2009, the following table shows the reclassifications made:

					New Star	Netols
	Columbus	Columbus	IronBridge	IronBridge	International	Small Cap
	Core Plus	Core	Small Cap	SMID	Equity	Value
Paid in capital	$735,654	$—	$7,366	$2,075	$(1)	$946
Accumulated net investment income (loss)	(1,771,537)	(11,873)	(26,928)	(16,901)	(167,358)	(946)
Accumulated net realized gain (loss)	1,035,883	11,873	19,562	14,826	167,359	—

The permanent differences primarily relate to foreign currency, paydown, swap and Real Estate Investment Trust (REIT) adjustments with differing book and tax methods.

(3)	Investment Adviser

Each of the Funds has entered into an agreement with Frontegra Asset Management, Inc. (the “Adviser”), with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds.  Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund’s average daily net assets).  Pursuant to expense cap agreements, the Adviser has agreed to waive its management fee and/or reimburse each Fund’s operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that each Fund’s operating expenses do not exceed the expense limitation listed below.  Expenses waived are netted with advisory fees on the Statement of Assets and Liabilities.  On a monthly basis, these accounts are settled by the Fund making payment to the Advisor or the Advisor reimbursing the Fund if the reimbursement amount exceeds the advisory fee.  If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statement of Assets and Liabilities as a receivable from the Advisor.  The expense cap agreements will continue in effect until October 31, 2009 with successive renewal terms of one year unless terminated by the Adviser or a Fund prior to any such renewal.

Frontegra Fund	Annual Advisory Fees	Expense Limitation
Columbus Core Plus	0.40%	0.35%
Columbus Core	0.42%	0.35%
IronBridge Small Cap	1.00%	1.10%
IronBridge SMID	0.85%	0.95%
New Star International Equity	0.95%	0.75%
Netols Small Cap Value - Institutional Class	1.00%	1.10%
Netols Small Cap Value - Class Y	1.00%	1.50%

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2009

Any waivers or reimbursements are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Expenses attributable to a specific class may only be recouped with respect to that class.

The following table shows the waived or reimbursed expenses subject to potential recovery expiring in:

				New Star
	Columbus	Columbus	IronBridge	International	Netols Small
	Core Plus	Core	SMID	Equity	Cap Value
2010	$874,012	$416,403	$43,079	$1,947,759	$114,909
2011	802,439	341,113	22,812	2,007,759	110,227
2012	542,331	276,351	18,348	1,057,926	111,209
	$2,218,782	$1,033,867	$84,239	$5,013,444	$336,345

There are currently no available expenses subject to recapture with respect to the IronBridge Small Cap Fund.

(4)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and U.S. Government securities, for the Funds for the year ended June 30, 2009 are summarized below:

					New Star	Netols
	Columbus	Columbus	IronBridge	IronBridge	International	Small Cap
	Core Plus	Core	Small Cap	SMID	Equity	Value
Purchase	$1,023,217,364	$259,567,125	$127,836,578	$254,959,352	$158,813,173	$31,895,943
Sales	$1,167,855,272	$318,058,574	$119,598,189	$113,569,395	$257,628,309	$12,020,162

Purchases and sales of long-term U.S. Government securities for the Frontegra Columbus Core Plus Fund were $564,064,238 and $505,403,087, respectively. Purchases and sales of long-term U.S. Government securities for the Frontegra Columbus Core Fund were $50,137,897 and $45,384,390, respectively.

There were no purchases or sales of long-term U.S. Government securities for the Frontegra IronBridge Small Cap Fund, the Frontegra IronBridge SMID Fund, the Frontegra New Star International Equity Fund or the Frontegra Netols Small Cap Value Fund.

(5)	Directors Fees

The Independent Directors of the Funds were paid $50,000 in director fees during the year ended June 30, 2009. The Interested Director did not receive any remuneration from the Funds.

(6)	Acquisitions

On August 3, 2007, Frontegra Columbus Core Plus Fund acquired all the net assets of Columbus Core Plus Fund pursuant to a plan of reorganization approved by Columbus Core Plus Fund shareholders on July 24, 2007.  The acquisition was accomplished by a tax-free exchange of 4,545,718 shares of Frontegra Columbus Core Plus Fund (valued at $139,917,106) for the 14,269,548 shares of Columbus Core Plus Fund outstanding on August 3, 2007.  Columbus Core Plus Fund’s net assets at that date ($139,917,106), included $85,451 of unrealized appreciation and accumulated net realized losses of $2,099,813 (of which $797,500 was available to offset future capital gains for federal income tax purposes, subject to certain limitations), were combined with those of Frontegra Columbus Core Plus Fund.  The aggregate net assets of

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS (continued)
June 30, 2009

Frontegra Columbus Core Plus Fund and Columbus Core Plus Fund immediately before the acquisition were $277,318,845 and $139,917,106, respectively.  The combined net assets after the acquisition were $417,235,951.

On August 3, 2007, Frontegra Columbus Core Fund acquired all the net assets of Columbus Core Fund pursuant to a plan of reorganization approved by Columbus Core Fund shareholders on July 24, 2007.  The acquisition was accomplished by a tax-free exchange of 1,425,241 shares of Frontegra Columbus Core Fund (valued at $14,423,390) for the 1,480,025 shares of Columbus Core Fund outstanding on August 3, 2007.  Columbus Core Fund’s net assets at that date ($14,423,390), included $815 of unrealized depreciation and accumulated net realized losses of $485,611 (of which $285,222 was available to offset future capital gains for federal income tax purposes, subject to certain limitations), were combined with those of Frontegra Columbus Core Fund.  The aggregate net assets of Frontegra Columbus Core Fund and Columbus Core Fund immediately before the acquisition were $91,486,920 and $14,423,390, respectively.  The combined net assets after the acquisition were $105,910,310.

(7)	Line of Credit

The Frontegra New Star International Equity Fund has a $50 million unsecured line of credit with U.S. Bank, N.A., intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Borrowings under this arrangement bear interest at the bank’s prime rate.  At June 30, 2009, the Fund had no balance outstanding.  Based upon balances outstanding during the year, the weighted average interest rate was 3.25% and the weighted average amount outstanding was $264,597.

(8)	Distribution Plan and Shareholder Servicing Fee

Frontegra, on behalf of the Frontegra Columbus Core Plus Fund, the Frontegra IronBridge SMID Fund and the Frontegra Netols Small Cap Value Fund (collectively, the “Funds”), has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Fund’s Class Y shares (the “12b-1 Plan”).  Pursuant to the 12b-1 Plan, each Fund pays an annual fee of up to 0.25% to Frontegra Strategies, LLC (the “Distributor”) for payments to brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Funds.  For the year ended June 30, 2009, the Netols Small Cap Value Fund incurred $2,149 under the 12b-1 Plan.

Class Y shares of the Funds also pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders.  Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, answering shareholder inquiries and providing other personal services to shareholders.  For the year ended June 30, 2009, the Netols Small Cap Value Fund incurred $1,290 in shareholder servicing expenses.

(9)	Accounting Pronouncements

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162 (“SFAS 168”). SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification™” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other nongrandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Funds evaluated this new statement, and have determined that it will not have a significant impact on the determination or reporting of the Funds’ financial statements.

Frontegra Funds
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
June 30, 2009

To the Shareholders and Board of Directors of Frontegra Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Frontegra Funds, Inc., (comprising, respectively, Frontegra Columbus Core Plus Fund, Frontegra Columbus Core Fund, Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund, Frontegra New Star International Equity Fund, and Frontegra Netols Small Cap Value Fund, collectively referred to as the “Funds”) as of June 30, 2009, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Frontegra Funds, Inc., at June 30, 2009, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
August 28, 2009

BOARD OF DIRECTORS’ APPROVAL OF INTERIM AND NEW SUBADVISORY AGREEMENTS AND NEW ADVISORY AGREEMENT

Board of Directors’ Approval of Interim and New Subadvisory Agreements relating to Frontegra New Star International Equity Fund

The Board of Directors (the “Board”) of Frontegra Funds, Inc. (the “Corporation”) approved a new subadvisory agreement (the “New Subadvisory Agreement”) between Frontegra Asset Management, Inc. (“Frontegra”) and New Star Institutional Managers Limited (“New Star”), subadviser to the Frontegra New Star International Equity Fund (the “International Equity Fund”), at a meeting held on February 17, 2009.  At this meeting, the Board also approved an interim subadvisory agreement (the “Interim Subadvisory Agreement”), which contains identical terms as the prior subadvisory agreement between Frontegra and New Star (the “Prior Subadvisory Agreement”) with respect to services provided and fee structure.  The Board considered substantially the same factors in approving the Interim Subadvisory Agreement as were considered in approving the New Subadvisory Agreement.

The New Subadvisory Agreement was considered due to a change in control of New Star.  On April 1, 2009, New Star Asset Management Group plc (“NSAM”), the parent company of New Star, underwent a capital restructuring that was followed by the acquisition of NSAM’s shares by Henderson Group plc (“Henderson”) on April 9, 2009 (the “Henderson Transaction”).  Following the Henderson Transaction, certain senior personnel of New Star (the “Management Group”) and Henderson, through holding companies, signed a definitive purchase agreement that will result in another change in control.  Pursuant to the agreement, the Management Group will indirectly acquire voting control of New Star’s parent company from Henderson, subject to various conditions (the “Management Buyout”).

The change in control of New Star pursuant to the Henderson Transaction constituted an “assignment” and termination of the Prior Subadvisory Agreement within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).  An investment advisory or subadvisory agreement terminates upon its “assignment” under the applicable provisions of the 1940 Act.  Since this change in control, New Star has continued to provide subadvisory services to the Fund pursuant to the Interim Subadvisory Agreement, which will remain in effect until International Equity Fund shareholders approve the New Subadvisory Agreement or August 29, 2009, whichever is sooner.  The Management Buyout will be a second change in control of New Star and will constitute another “assignment” and termination of the subadvisory agreement between the Adviser and New Star.  Assuming International Equity Fund shareholder approval, following the closing of the Management Buyout, a second new subadvisory agreement will take effect.  Because this agreement is identical to the first New Subadvisory Agreement (other than the effective date), they are referred to collectively as the “New Subadvisory Agreement.”

In reaching its decision to approve the New Subadvisory Agreement, the Board considered that, except with respect to the effective and termination dates and the addition of a provision to clarify that New Star will pay expenses for costs relating to any special meeting of directors or shareholders convened for the primary benefit of New Star, the terms of the New Subadvisory Agreement are the same as the terms of the Prior Subadvisory Agreement.  The Board also evaluated the New Subadvisory Agreement in light of the conclusions it reached and materials received in connection with the approval of the Prior Subadvisory Agreement on July 24, 2008.  These materials included New Star’s Form ADV and Code of Ethics, information regarding New Star’s compliance program, personnel and financial condition, memoranda prepared by the Corporation’s legal counsel and New Star’s responses to detailed requests submitted on behalf of the Board.  At the February meeting, the Board also considered new information available since it approved the Prior Subadvisory Agreement, including information regarding the structure, terms and reasons for the Henderson Transaction.  Additionally, the Board reviewed the subadvisory fees that would be payable by Frontegra under the New Subadvisory Agreement, which are identical to the subadvisory fees payable under the Prior Subadvisory Agreement, and the fact that no changes would be made to the expense cap agreement between the Corporation and Frontegra on behalf of the International Equity Fund.  The Board received updated information regarding the Henderson Transaction and Management Buyout at meetings held on April 30, 2009 and May 19, 2009.

In approving the New Subadvisory Agreement on February 17, 2009, the Board considered the following factors and made the following conclusions based in part on its review on July 24, 2008:

Nature, extent and quality of the services provided.  The Board’s analysis of the nature, extent and quality of New Star’s services to the International Equity Fund took into account knowledge gained from New Star’s presentations to the Board at meetings throughout the year.  The Board reviewed and considered New Star’s non-US equity (EAFE) investment strategy and experience as an international manager, key personnel involved in providing investment management services to the International Equity Fund and financial condition.  The Board considered that the services provided by New Star would not change under the New Subadvisory Agreement, including the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the International Equity Fund’s investment restrictions and assisting with the International Equity Fund’s compliance with applicable securities laws and regulations.  The Board also considered that, after the Henderson Transaction, there would be no changes to New Star’s key investment professionals who manage the International Equity Fund and New Star’s investment policy committee will continue to oversee the day-to-day management responsibilities for the International Equity Fund’s portfolio and approve all investment decisions for the International Equity Fund.  The Board concluded that the nature, extent and quality of the services provided by New Star to the International Equity Fund was appropriate and that the International Equity Fund was likely to continue to benefit from services provided by New Star under the New Subadvisory Agreement.

Investment performance of New Star.  The Board reviewed the performance record of the International Equity Fund and noted that the International Equity Fund had outperformed its benchmark index for the one-year period and had underperformed its benchmark index for the three-year and since-inception periods ended June 30, 2008.  The Board also considered New Star’s quarterly portfolio commentary and review of the International Equity Fund’s performance, including discussions of the reasons for the International Equity Fund’s underperformance during these periods.  The Board also compared the International Equity Fund’s recent performance to the performance of New Star’s composite of other accounts managed in the EAFE style.  The Board concluded that the International Equity Fund and its shareholders were likely to benefit from New Star’s continued services to the International Equity Fund.

Subadvisory fees.  The Board reviewed and considered the subadvisory fee payable by Frontegra to New Star under the New Subadvisory Agreement.  The Board also reviewed information regarding New Star’s fee structures for other institutional clients.  The Board determined that the subadvisory fee was appropriate.  In evaluating the subadvisory fee, the Board noted that the fee is paid by Frontegra and that therefore the overall advisory fee paid by the International Equity Fund is not directly affected by the subadvisory fee.

Costs and profitability.  The Board did not consider the cost of services provided by New Star under the New Subadvisory Agreement or the profitability to New Star from its relationship with the International Equity Fund because it did not view these factors as relevant given that the subadvisory fee is paid by the Adviser.

Economies of scale.  Because the subadvisory fee is not paid by the International Equity Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as International Equity Fund assets increase.

Benefits to New Star.  The Board considered information presented regarding any benefits to New Star from serving as subadviser to the International Equity Fund (in addition to the subadvisory fee).  New Star provided information to the Board regarding its policies for the use of soft dollar commissions. The Board also noted that New Star receives consulting services from Frontier Partners, Inc., an affiliate of Frontegra (“Frontier”).

On the basis of its review of the foregoing information, the Board found that the terms of the New Subadvisory Agreement were fair and reasonable and in the best interest of the shareholders of the International Equity Fund.

Board of Directors’ Approval of Investment Advisory Agreement relating to Frontegra IronBridge Global Focus Fund

The Board met on February 17, 2009 to consider the approval of a new investment advisory agreement (the “Advisory Agreement”) with IronBridge Capital Management, L.P. (“IronBridge”) for a new portfolio of the Corporation, the Frontegra IronBridge Global Focus Fund (the “Global Focus Fund”).

When the Board reviewed the Advisory Agreement, the Board was provided materials relevant to its consideration of the Advisory Agreement, such as IronBridge’s Form ADV and Code of Ethics and information regarding IronBridge’s compliance program, investment strategy, investment process and personnel.  The Board also reviewed the fee that would be payable by the Fund under the Advisory Agreement, the proposed expense cap agreement between the Company and IronBridge on behalf of the Global Focus Fund and comparative fee and expense information provided by an independent third party.

In approving the Advisory Agreement, the Directors considered the following factors and made the following conclusions:

Nature, extent and quality of the services to be provided.  The Board considered the background of IronBridge’s portfolio managers and the services IronBridge would provide to the Fund and its shareholders.  The Board discussed the fact that IronBridge had chosen the Fund’s investment strategy and would make the day-to-day investment decisions for the Global Focus Fund.  The Board discussed IronBridge’s responsibilities for overseeing the Global Focus Fund’s activities and for monitoring the Global Focus Fund’s compliance with applicable requirements under the securities laws.  The Board noted that the Advisory Agreement, and services to be provided by IronBridge under the Advisory Agreement, are substantially similar to the existing investment advisory agreement between Frontegra and the Corporation, on behalf of other Frontegra Funds, and the services provided by Frontegra under such agreement.  The Board also considered that IronBridge currently has served as subadviser to two other series of the Company, the Frontegra IronBridge Small Cap Fund and Frontegra IronBridge SMID Fund, since their inception.  The Board concluded that the range of services to be provided by IronBridge was appropriate.

Investment performance.  Because the Global Focus Fund had not yet commenced operations, the Board did not consider the investment performance of the Global Focus Fund.

Proposed fees.  The Board compared the Global Focus Fund’s contractual advisory fee and total expense ratio to the industry data provided by an independent service with respect to other mutual funds in the same peer group.  The Board noted that the Global Focus Fund’s advisory fee was slightly above the industry average but that the Global Focus Fund’s total expense ratio, after giving effect to the proposed expense cap agreement, would be below the industry average.  The Board concluded that the advisory fee and total expense ratio are competitive with those of comparable funds.  The Board concluded that the proposed fee to be paid by the Fund to IronBridge was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and profitability.  IronBridge did not provide any specific information regarding the costs of services to be provided or the profits that might be realized because the Global Focus Fund had not yet commenced operations.

Economies of scale.  Because the Global Focus Fund had not yet commenced operations, the Board did not consider whether any alternative fee structures, such as breakpoint fees, would be appropriate to reflect any economies of scale that may result from increases in the Global Focus Fund’s assets.

Benefits to IronBridge.  The Board considered information presented regarding any benefits to IronBridge or its affiliates from serving as adviser to the Global Focus Fund (in addition to the advisory fee).  The Board noted that IronBridge utilizes soft dollar arrangements on a limited basis, whereby it would receive brokerage and research services from brokers that execute the Global Focus Fund’s portfolio transactions.  The Board concluded that the benefits to IronBridge from its relationship with the Global Focus Fund would be reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the Advisory Agreement were fair and reasonable and in the best interest of the Global Focus Fund’s shareholders.

Frontegra Funds
ADDITIONAL INFORMATION
(Unaudited)

DIRECTORS AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors.  Information pertaining to the directors and officers of the Funds is set forth below.  The SAI includes additional information about the Funds’ directors and officers and is available without charge, upon request by calling 1-888-825-2100.

Interested Director and Officers

Number of
			Principal	Funds in	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address and Age	Held with	Term of	During Past	Overseen	Held by
as of June 30, 2009	Funds	Office	Five Years	by Director	Director
William D. Forsyth III*	President and	Elected	Mr. Forsyth received his B.S. in Finance	8**	None
Frontegra Asset	Secretary	annually	from the University of Illinois in 1986
Management, Inc.	since	by the	and his M.B.A. from the University of
400 Skokie Boulevard	August 2008;	Board of	Chicago in 1988. Mr. Forsyth has served
Suite 500	Co-President,	Directors	as President of the Adviser since August
Northbrook, IL 60062	Treasurer and		2008 and as Treasurer and a Director of
Born 1963	Assistant		the Adviser since May 1996. Mr. Forsyth
	Secretary		served as Co-President and Assistant
	from May		Secretary of the Adviser from May 1996
	1996 to		until August 2008. Mr. Forsyth has served
	August 2008;		as President of Timpani Capital
	Director	Indefinite	Management LLC since August 2008 and
	since		served as Co-President from April until
	May 1996		August 2008. Mr. Forsyth has served as
President of the Distributor since August
2008 and as Co-President from August
2007 to August 2008. From July 1993
until the present, Mr. Forsyth also served
as a Partner of Frontier Partners, Inc., a
consulting/marketing firm. From April
1987 until June 1993, Mr. Forsyth served
as a Partner of Brinson Partners, Inc., an
investment adviser, and from June 1986
until April 1987, he served as a product
marketing representative of Harris Trust
& Savings Bank. Mr. Forsyth has earned
the right to use the Chartered Financial
Analyst (CFA) designation.

*	Mr. Forsyth is an “interested person” of the Funds because he serves as a director and officer of the Adviser and owns 100% of the Adviser.
**
The Frontegra Funds consist of eight separate series, six of which are discussed in this Annual Report.  The Frontegra Sky International Value Fund and Frontegra Timpani Small Cap Growth Fund are additional series of Frontegra that are not included in this Annual Report.  As of the date of this Annual Report, such funds had not commenced operations.

Frontegra Funds
ADDITIONAL INFORMATION (continued)
(Unaudited)

Interested Director and Officers

Number of
			Principal	Funds in	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address and Age	Held with	Term of	During Past	Overseen	Held by
as of June 30, 2009	Funds	Office	Five Years	by Director	Director
Elyce D. Dilworth	Chief	Elected	Ms. Dilworth received her B.B.A. in	N.A.	N.A.
Frontegra Asset	Compliance	Annually	Finance from the University of Wisconsin –
Management, Inc.	Officer	by the	Milwaukee in 1989 and her M.S. in
400 Skokie Blvd.,	since	Board of	Accounting from the University of
Suite 500	January 2008;	Directors	Wisconsin – Milwaukee in 1991.
Northbrook, IL 60062	Anti-Money		Ms. Dilworth has served as Chief
Born 1966	Laundering		Compliance Officer of the Adviser since
	Compliance		January 2008 and as Secretary since
	Officer since		August 2008. Ms. Dilworth has served
	February 2008;		as Chief Financial Officer and Chief
	Treasurer and		Compliance Officer of Timpani Capital
	Assistant		Management LLC since April 2008.
	Secretary since		Ms. Dilworth has served as Chief
	August 2008		Compliance Officer of the Distributor
since August 2008. From June 2004
until May 2007, Ms. Dilworth was the
Chief Compliance Officer for the
Van Wagoner Funds, Inc., and the
President, Secretary and Treasurer from
January 2005 until May 2007. From April
1994 until December 2003, Ms. Dilworth
was employed by UMB Fund Services, Inc.,
a service provider to mutual funds and alternative
investment products. From January 1992
until April 1994, Ms. Dilworth was a Staff
Accountant for PricewaterhouseCoopers
LLP, a public accounting firm.

Frontegra Funds
ADDITIONAL INFORMATION (continued)
(Unaudited)

Independent Directors

Number of
			Principal	Funds in	Other
	Position(s)		Occupation(s)	Complex	Directorships
Name, Address and Age	Held with	Term of	During Past	Overseen	Held by
as of June 30, 2009	Funds	Office	Five Years	by Director	Director
David L. Heald	Director	Indefinite	Mr. Heald received his B.A. in English from	8**	None
400 Skokie Boulevard	since		Denison University in 1966 and his J.D. from
Suite 260	June		Vanderbilt University School of Law in 1969.
Northbrook, IL 60062	1996		Mr. Heald has been a principal and a Director
Born 1943			of Consulting Fiduciaries, Inc. ("CFI"), a
registered investment adviser, since August of
1994. CFI provides professional, independent,
fiduciary decision making, consultation and
alternative dispute resolution services to ERISA
plans, plan sponsors and investment managers.
Between April 1994 and August 1994, Mr. Heald
engaged in the private practice of law. From
August 1992 until April 1994, Mr. Heald was a
managing director and the chief administrative
officer of Calamos Asset Management, Inc., a
registered investment adviser specializing in
convertible securities, and he served as an officer
and director of CFS Investment Trust, a registered
investment company comprised of four series.
From January 1990 until August 1992, Mr. Heald
was a partner in the Chicago based law firm of
Gardner, Carton & Douglas.

James M. Snyder	Director	Indefinite	Mr. Snyder received his B.S. in Finance from	8**	None
400 Skokie Boulevard	since May		Indiana University in 1969 and his M.B.A. from
Suite 500	2002		DePaul University in 1973. Mr. Snyder served as
Northbrook, IL 60062			an investment professional with Northern Trust
Born 1947			from June 1969 until his retirement in June 2001.
He served in a variety of capacities at Northern
Trust, most recently as Executive Vice President
of Northern Trust and Vice Chairman of Northern
Trust Global Investments. Mr. Snyder has earned
the right to use the CFA designation.

**
The Frontegra Funds consist of eight separate series, six of which are discussed in this Annual Report.  The Frontegra Sky International Value Fund and Frontegra Timpani Small Cap Growth Fund are additional series of Frontegra that are not included in this Annual Report.  As of the date of this Annual Report, such funds had not commenced operations.

Frontegra Funds
ADDITIONAL INFORMATION (continued)
(Unaudited)

Foreign Tax Credit

For the year ended June 30, 2009 Frontegra New Star International Equity Fund earned foreign source income and paid foreign taxes, which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows.

	Foreign Source Income Earned	Foreign Taxes Paid
Australia	$481,198	$1,860
Brazil	1,191	179
Switzerland	550,941	82,641
China	108,399	10,840
Germany	695,915	68,466
Denmark	26,837	4,026
Spain	303,200	45,480
Finland	237,943	35,691
France	1,089,029	163,350
United Kingdom	2,258,225	—
Hong Kong	523,557	7,706
India	13,638	—
Italy	177,849	26,121
Japan	1,034,446	72,412
Luxembourg	16,232	2,328
Netherlands	403,323	60,498
Russian Federation	19,232	12,063
Singapore	51,359	—
Taiwan	204,279	41,020
Total	$8,196,795	$634,682

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended June 30, 2009, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

IronBridge Small Cap	80.20%
IronBridge SMID	62.28%
New Star International Equity	83.39%
Netols Small Cap Value	100.00%

Frontegra Funds
ADDITIONAL INFORMATION (continued)
(Unaudited)

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2009 was as follows:

IronBridge Small Cap	41.60%
IronBridge SMID	34.05%
Netols Small Cap Value	82.72%

Additional Information Applicable to Foreign Shareholders Only

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended June 30, 2009 was as follows:

Columbus Core Plus	65.96%
Columbus Core	77.69%
IronBridge Small Cap	6.51%
IronBridge SMID	5.73%
New Star International Equity	0.14%

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended June 30, 2009 was as follows:

Columbus Core Plus	21.78%
IronBridge Small Cap	88.39%
IronBridge SMID	79.03%

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A Note on Forward-Looking Statements

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets.  These statements involve risks and uncertainties.  In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the adviser’s, subadvisers’ or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively.  Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds.  Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund’s position in the securities may have changed.

Additional Information

Frontegra Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc., the Funds’ investment adviser (the “Adviser”), the authority to vote proxies.  The proxy voting policies permit the Adviser to delegate its authority to vote proxies to each Fund’s subadviser.  A description of the Frontegra Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100.  A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to each Fund’s portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC’s website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q.  The Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2009	FYE 6/30/2008
Audit Fees	$169,900	$193,800
Audit-Related Fees		-
Tax Fees	34,800	33,600
All Other Fees		-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2009	FYE 6/30/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2009	FYE 6/30/2008
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days prior to the filing date of this Form N-CSR, the Registrant’s President and Treasurer have concluded that the disclosure controls and procedures are effective.

(b)
 There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed September 8, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontegra Funds, Inc.

By:          /s/William D. Forsyth III
William D. Forsyth III, President
(Principal Executive Officer)

Date:      September 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:          /s/William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:      September 2, 2009

By:          /s/Elyce  D. Dilworth
Elyce  D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date:      September 2, 2009